PACIFIC SELECT EXEC SEPARATE ACCOUNT

INVESTMENTS

DECEMBER 31, 2024

    Each variable account invests in shares of the corresponding portfolio (with the same name). The shares owned and value of investments as of December 31, 2024; and the cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2024, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income Class I *	731	$9,000	$1,810	$516
Diversified Bond Class I *	30,485	311,857	32,505	9,096
Floating Rate Income Class I *	9,118	152,050	9,864	4,297
High Yield Bond Class I *	48,943	521,769	17,458	43,743
Inflation Managed Class I *	45,121	557,287	33,364	40,664
Managed Bond Class I *	88,836	1,233,600	91,749	161,458
Short Duration Bond Class I *	22,951	257,876	27,868	20,393
Emerging Markets Debt Class I *	6,911	91,709	1,336	2,000
Dividend Growth Class I *	15,527	657,788	24,006	67,080
Equity Index Class I *	44,847	6,849,629	691,670	1,722,477
Focused Growth Class I *	7,904	582,276	76,007	14,607
Growth Class I *	11,447	913,137	7,549	56,958
Large-Cap Core Class I *	18,403	1,579,984	104,828	122,957
Large-Cap Growth Class I *	47,897	1,382,202	33,150	138,144
Large-Cap Value Class I *	36,157	1,440,763	13,874	57,291
Mid-Cap Growth Class I *	31,163	848,125	74,408	66,933
Mid-Cap Plus Bond Alpha Class I *	32,046	1,201,641	14,042	74,363
Mid-Cap Value Class I *	1,410	46,030	7,322	9,828
Small-Cap Equity Class I *	6,456	210,434	9,781	22,491
Small-Cap Growth Class I *	3,295	93,950	-	12,599
Small-Cap Index Class I *	28,501	1,023,468	29,646	101,039
Small-Cap Value Class I *	23,296	682,005	16,718	27,970
Value Class I *	14,752	328,135	13,812	35,632
Value Advantage Class I *	13,336	398,811	903	8,941
Emerging Markets Class I *	45,792	812,712	54,590	39,799
International Large-Cap Class I *	96,635	1,388,921	39,802	36,833
International Small-Cap Class I *	12,064	154,207	11,102	8,939
International Value Class I *	39,340	691,876	49,131	63,445
Health Sciences Class I *	22,045	1,446,291	56,176	113,538
Real Estate Class I *	26,700	963,485	39,098	61,416
Technology Class I *	30,851	688,744	91,810	117,253
Pacific Dynamix - Conservative Growth Class I *	300	6,452	2,310	8,049
Pacific Dynamix - Moderate Growth Class I *	14,501	439,683	813	20,978
Pacific Dynamix - Growth Class I *	23,058	844,136	1,302	21,852
Portfolio Optimization Moderate-Conservative Class I *	1,254	22,852	6,303	17,225
Portfolio Optimization Moderate Class I *	96,019	2,058,456	67,067	180,847
Portfolio Optimization Growth Class I *	165,283	3,958,835	153,598	107,136
Portfolio Optimization Aggressive-Growth Class I *	72,605	1,864,736	62,889	107,810
Invesco® V.I. EQV International Equity Series II	12,056	396,528	13,032	16,127
Invesco® V.I. Global Series II	3,559	137,574	10,774	3,203
Invesco® V.I. Main Street Small Cap Fund® Series I	196	5,744	1,079	887
American Funds IS Asset Allocation Class 4	2,452	62,306	17,955	14,027
American Funds IS Growth Class 4	13,631	1,668,111	314,576	140,232
American Funds IS Growth-Income Class 4	7,216	484,457	58,607	83,806
BlackRock® 60/40 Target Allocation ETF V.I. Class I	1,948	26,584	5,330	6,758
BlackRock® Basic Value V.I. Class III	14,001	178,787	164,079	6,288
BlackRock® Global Allocation V.I. Class III	24,982	322,019	61,265	186,007
BNY Mellon VIF Appreciation Service Shares	628	22,399	18,845	221
Fidelity® VIP Contrafund® Service Class 2	36,228	2,010,641	258,568	66,749
Fidelity® VIP Freedom 2015 Portfolio℠ Service Class 2	356	4,056	326	131
Fidelity® VIP Freedom 2020 Portfolio℠ Service Class 2	1,708	21,498	1,508	13,933
Fidelity® VIP Freedom 2025 Portfolio℠ Service Class 2	801	12,696	1,791	468
Fidelity® VIP Freedom 2030 Portfolio℠ Service Class 2	1,546	25,153	16,916	1,056
Fidelity® VIP Freedom 2035 Portfolio℠ Service Class 2	146	4,027	860	135

See Notes to Financial Statements	SA-1	See explanation of symbol on page SA-2

PACIFIC SELECT EXEC SEPARATE ACCOUNT

INVESTMENTS (Continued)

DECEMBER 31, 2024

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Fidelity® VIP Freedom 2045 Portfolio℠ Service Class 2	977	$26,894	$1,041	$935
Fidelity® VIP Government Money Market Service Class	563,504	563,504	151,270	162,153
Fidelity® VIP Growth Service Class 2	3,982	369,288	113,696	25,192
Fidelity® VIP Mid Cap Service Class 2	24,555	871,218	131,460	56,820
Fidelity® VIP Value Strategies Service Class 2	4,887	76,865	22,373	2,631
Templeton Foreign VIP Class 2	18,756	258,083	7,245	2,334
Templeton Global Bond VIP Class 2 *	2,293	26,097	4,717	3,706
Janus Henderson Enterprise Service Shares	2,214	165,421	13,726	20,313
Janus Henderson Overseas Service Shares	5,233	218,574	10,171	11,620
Lazard Retirement Global Dynamic Multi-Asset Service Shares *	15	202	56	30
ClearBridge Variable Mid Cap - Class II	1,016	24,536	3,953	6,696
LVIP American Century MidCap Value Service Class	7,740	152,313	18,052	13,419
Lord Abbett Bond Debenture Class VC	835	8,681	5,453	2,631
Lord Abbett Developing Growth Class VC	9,655	282,224	427	9,567
Lord Abbett Fundamental Equity Class VC	650	11,948	958	362
Lord Abbett Total Return Class VC	6,137	85,244	11,656	9,511
M Capital Appreciation	4,724	116,104	13,423	9,159
M International Equity	16,328	223,852	19,348	2,713
M Large Cap Growth	485	16,066	1,961	757
M Large Cap Value	268	4,199	415	204
MFS® New Discovery Series - Service Class *	13,584	146,024	3,431	8,689
MFS® Utilities Series - Service Class	3,694	123,470	14,322	8,870
MFS® Value Series - Service Class	5,228	109,849	17,709	1,039
Neuberger Berman Sustainable Equity Class I	900	35,934	16,396	2,925
PIMCO Global Managed Asset Allocation - Advisor Class	642	6,454	1,024	839
PIMCO Income - Administrative Class	554	5,484	1,389	802
Royce Micro-Cap Service Class	4,962	46,690	13,367	2,120
T. Rowe Price Blue Chip Growth - II	28,113	1,584,192	102,064	97,095
T. Rowe Price Equity Income - II	19,045	537,457	61,941	33,186
VanEck VIP Global Resources Initial Class	16,841	424,056	44,466	38,094

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio during the reporting period.

See Notes to Financial Statements	SA-2

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2024

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Managed
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$9,000	$311,857	$152,050	$521,769	$557,287	$1,233,600
Receivables:
Due from Pacific Life & Annuity Company	-	-	-	-	-	11
Investments sold	-	-	-	8	-	-
Total Assets	9,000	311,857	152,050	521,777	557,287	1,233,611
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	-	-	7	1	-
Investments purchased	-	-	-	-	-	10
Total Liabilities	-	-	-	7	1	10
NET ASSETS	$9,000	$311,857	$152,050	$521,770	$557,286	$1,233,601
Units Outstanding	726	17,981	9,122	14,553	19,851	42,980
Accumulation Unit Value	$12.39	$17.34	$16.67	$35.85	$28.07	$28.70
Cost of Investments	$8,352	$293,366	$113,852	$262,454	$458,431	$953,598

	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Markets Debt	Growth	Index	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$257,876	$91,709	$657,788	$6,849,629	$582,276	$913,137
Receivables:
Due from Pacific Life & Annuity Company	-	1	53	360	-	-
Investments sold	-	-	-	-	-	40
Total Assets	257,876	91,710	657,841	6,849,989	582,276	913,177
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	2	-	-	-	2	21
Investments purchased	-	-	-	264	-	-
Total Liabilities	2	-	-	264	2	21
NET ASSETS	$257,874	$91,710	$657,841	$6,849,725	$582,274	$913,156
Units Outstanding	17,232	6,760	10,813	113,076	4,643	18,928
Accumulation Unit Value	$14.96	$13.57	$60.84	$60.58	$125.41	$48.24
Cost of Investments	$221,305	$67,922	$157,450	$1,392,472	$101,312	$141,013

					Mid-Cap
	Large-Cap	Large-Cap	Large-Cap	Mid-Cap	Plus Bond	Mid-Cap
	Core	Growth	Value	Growth	Alpha	Value
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$1,579,984	$1,382,202	$1,440,763	$848,125	$1,201,641	$46,030
Receivables:
Due from Pacific Life & Annuity Company	52	-	9	1	28	5
Investments sold	-	30	-	-	-	-
Total Assets	1,580,036	1,382,232	1,440,772	848,126	1,201,669	46,035
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	86	-	-	-	-
Investments purchased	-	-	2	-	-	-
Total Liabilities	-	86	2	-	-	-
NET ASSETS	$1,580,036	$1,382,146	$1,440,770	$848,126	$1,201,669	$46,035
Units Outstanding	29,140	25,747	28,945	17,076	14,526	722
Accumulation Unit Value	$54.22	$53.68	$49.78	$49.67	$82.72	$63.74
Cost of Investments	$274,893	$203,190	$308,600	$153,860	$291,241	$20,585

See Notes to Financial Statements	SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2024

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap	Small-Cap		Value
	Equity	Growth	Index	Value	Value	Advantage
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$210,434	$93,950	$1,023,468	$682,005	$328,135	$398,811
Receivables:
Due from Pacific Life & Annuity Company	53	-	-	41	-	56
Investments sold	-	-	9	-	-	-
Total Assets	210,487	93,950	1,023,477	682,046	328,135	398,867
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	3	28	-	2	-
Investments purchased	54	-	-	-	-	-
Total Liabilities	54	3	28	-	2	-
NET ASSETS	$210,433	$93,947	$1,023,449	$682,046	$328,133	$398,867
Units Outstanding	4,070	2,904	18,255	9,181	9,078	13,338
Accumulation Unit Value	$51.70	$32.35	$56.06	$74.29	$36.15	$29.91
Cost of Investments	$80,823	$19,799	$240,775	$234,108	$85,310	$202,227

	Emerging	International	International	International	Health	Real
	Markets	Large-Cap	Small-Cap	Value	Sciences	Estate
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$812,712	$1,388,921	$154,207	$691,876	$1,446,291	$963,485
Receivables:
Due from Pacific Life & Annuity Company	92	22	1	70	175	49
Investments sold	-	-	-	-	-	-
Total Assets	812,804	1,388,943	154,208	691,946	1,446,466	963,534
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	-	-	-	-	-
Investments purchased	-	15	-	70	54	54
Total Liabilities	-	15	-	70	54	54
NET ASSETS	$812,804	$1,388,928	$154,208	$691,876	$1,446,412	$963,480
Units Outstanding	14,224	41,274	8,097	38,285	12,933	11,811
Accumulation Unit Value	$57.14	$33.65	$19.04	$18.07	$111.84	$81.57
Cost of Investments	$333,471	$497,650	$88,272	$345,285	$164,112	$259,432

		Pacific	Pacific		Portfolio
		Dynamix -	Dynamix -	Pacific	Optimization	Portfolio
		Conservative	Moderate	Dynamix -	Moderate-	Optimization
	Technology	Growth	Growth	Growth	Conservative	Moderate
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$688,744	$6,452	$439,683	$844,136	$22,852	$2,058,456
Receivables:
Due from Pacific Life & Annuity Company	-	-	-	-	105	89
Investments sold	10	-	-	-	-	-
Total Assets	688,754	6,452	439,683	844,136	22,957	2,058,545
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	29	-	-	2	-	-
Investments purchased	-	-	-	-	105	158
Total Liabilities	29	-	-	2	105	158
NET ASSETS	$688,725	$6,452	$439,683	$844,134	$22,852	$2,058,387
Units Outstanding	15,049	246	12,857	19,794	1,217	93,457
Accumulation Unit Value	$45.77	$26.18	$34.20	$42.65	$18.78	$22.03
Cost of Investments	$133,832	$5,356	$233,877	$327,197	$12,176	$999,528

See Notes to Financial Statements	SA-4

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2024

	Variable Accounts
		Portfolio
	Portfolio	Optimization	Invesco V.I.		Invesco V.I.
	Optimization	Aggressive-	EQV International	Invesco V.I.	Main Street	American Funds
	Growth	Growth	Equity	Global	Small Cap Fund	IS Asset Allocation
	Class I	Class I	Series II	Series II	Series I	Class 4
ASSETS
Investments in mutual funds, at value	$3,958,835	$1,864,736	$396,528	$137,574	$5,744	$62,306
Receivables:
Due from Pacific Life & Annuity Company	-	-	-	-	-	1
Investments sold	-	-	-	-	-	-
Total Assets	3,958,835	1,864,736	396,528	137,574	5,744	62,307
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	80	8	1	12	1	-
Investments purchased	-	-	-	-	-	-
Total Liabilities	80	8	1	12	1	-
NET ASSETS	$3,958,755	$1,864,728	$396,527	$137,562	$5,743	$62,307
Units Outstanding	161,601	71,266	21,325	4,683	310	1,305
Accumulation Unit Value	$24.50	$26.17	$18.59	$29.37	$18.55	$47.75
Cost of Investments	$1,623,114	$842,200	$400,325	$120,075	$5,137	$51,988

			BlackRock		BlackRock
	American Funds	American Funds	60/40 Target	BlackRock	Global	BNY Mellon
	IS Growth	IS Growth-Income	Allocation ETF	Basic Value	Allocation	VIF Appreciation
	Class 4	Class 4	V.I. Class I	V.I. Class III	V.I. Class III	Service Shares
ASSETS
Investments in mutual funds, at value	$1,668,111	$484,457	$26,584	$178,787	$322,019	$22,399
Receivables:
Due from Pacific Life & Annuity Company	-	-	-	9	1	-
Investments sold	-	-	-	-	-	-
Total Assets	1,668,111	484,457	26,584	178,796	322,020	22,399
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	64	16	-	-	-	-
Investments purchased	-	-	-	-	-	-
Total Liabilities	64	16	-	-	-	-
NET ASSETS	$1,668,047	$484,441	$26,584	$178,796	$322,020	$22,399
Units Outstanding	17,680	7,961	1,434	4,865	10,492	645
Accumulation Unit Value	$94.35	$60.85	$18.53	$36.75	$30.69	$34.71
Cost of Investments	$1,037,747	$329,000	$26,208	$184,919	$315,992	$21,948

		Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Fidelity VIP	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035
	Contrafund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2
ASSETS
Investments in mutual funds, at value	$2,010,641	$4,056	$21,498	$12,696	$25,153	$4,027
Receivables:
Due from Pacific Life & Annuity Company	46	-	1	-	-	-
Investments sold	-	-	-	-	-	-
Total Assets	2,010,687	4,056	21,499	12,696	25,153	4,027
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	-	-	-	6	1
Investments purchased	-	-	-	-	-	-
Total Liabilities	-	-	-	-	6	1
NET ASSETS	$2,010,687	$4,056	$21,499	$12,696	$25,147	$4,026
Units Outstanding	26,866	183	937	509	976	137
Accumulation Unit Value	$74.84	$22.11	$22.94	$24.95	$25.76	$29.36
Cost of Investments	$1,107,662	$4,456	$12,808	$11,174	$23,407	$3,912

See Notes to Financial Statements	SA-5

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2024

	Variable Accounts
	Fidelity VIP	Fidelity VIP
	Freedom 2045	Government	Fidelity VIP	Fidelity VIP	Fidelity VIP	Templeton
	Portfolio	Money Market	Growth	Mid Cap	Value Strategies	Foreign
	Service Class 2	Service Class	Service Class 2	Service Class 2	Service Class 2	VIP Class 2
ASSETS
Investments in mutual funds, at value	$26,894	$563,504	$369,288	$871,218	$76,865	$258,083
Receivables:
Due from Pacific Life & Annuity Company	-	12	-	-	6	-
Investments sold	-	-	-	-	-	-
Total Assets	26,894	563,516	369,288	871,218	76,871	258,083
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	-	2	9	-	-
Investments purchased	-	-	-	-	-	-
Total Liabilities	-	-	2	9	-	-
NET ASSETS	$26,894	$563,516	$369,286	$871,209	$76,871	$258,083
Units Outstanding	842	48,329	4,241	17,965	1,718	17,003
Accumulation Unit Value	$31.93	$11.66	$87.07	$48.49	$44.74	$15.18
Cost of Investments	$20,570	$563,504	$315,894	$784,993	$73,824	$258,858

						LVIP
		Janus	Janus	Lazard Retirement	ClearBridge	American
	Templeton	Henderson	Henderson	Global Dynamic	Variable	Century
	Global Bond	Enterprise	Overseas	Multi-Asset	Mid Cap -	MidCap Value
	VIP Class 2	Service Shares	Service Shares	Service Shares	Class II	Service Class
ASSETS
Investments in mutual funds, at value	$26,097	$165,421	$218,574	$202	$24,536	$152,313
Receivables:
Due from Pacific Life & Annuity Company	-	107	-	-	48	111
Investments sold	-	-	-	-	-	-
Total Assets	26,097	165,528	218,574	202	24,584	152,424
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	-	4	-	-	-
Investments purchased	-	-	-	-	-	-
Total Liabilities	-	-	4	-	-	-
NET ASSETS	$26,097	$165,528	$218,570	$202	$24,584	$152,424
Units Outstanding	2,585	2,742	13,261	13	715	4,454
Accumulation Unit Value	$10.09	$60.36	$16.48	$15.58	$34.36	$34.22
Cost of Investments	$30,074	$102,928	$163,600	$167	$19,826	$149,691

	Lord Abbett	Lord Abbett	Lord Abbett
	Bond	Developing	Fundamental	Lord Abbett
	Debenture	Growth	Equity	Total Return	M Capital	M International
	Class VC	Class VC	Class VC	Class VC	Appreciation	Equity
ASSETS
Investments in mutual funds, at value	$8,681	$282,224	$11,948	$85,244	$116,104	$223,852
Receivables:
Due from Pacific Life & Annuity Company	-	2	-	-	151	-
Investments sold	-	-	-	-	-	-
Total Assets	8,681	282,226	11,948	85,244	116,255	223,852
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	-	-	-	-	-
Investments purchased	-	-	-	-	54	-
Total Liabilities	-	-	-	-	54	-
NET ASSETS	$8,681	$282,226	$11,948	$85,244	$116,201	$223,852
Units Outstanding	595	7,667	341	7,118	1,606	14,663
Accumulation Unit Value	$14.58	$36.81	$35.08	$11.98	$72.33	$15.27
Cost of Investments	$8,725	$309,593	$10,076	$96,073	$106,099	$235,696

See Notes to Financial Statements	SA-6

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2024

	Variable Accounts
			MFS	MFS	MFS	Neuberger Berman
			New Discovery	Utilities	Value	Sustainable
	M Large Cap	M Large Cap	Series -	Series -	Series -	Equity
	Growth	Value	Service Class	Service Class	Service Class	Class I
ASSETS
Investments in mutual funds, at value	$16,066	$4,199	$146,024	$123,470	$109,849	$35,934
Receivables:
Due from Pacific Life & Annuity Company	-	-	-	-	7	-
Investments sold	-	-	-	-	-	-
Total Assets	16,066	4,199	146,024	123,470	109,856	35,934
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	-	-	2	-	-
Investments purchased	-	-	-	-	-	-
Total Liabilities	-	-	-	2	-	-
NET ASSETS	$16,066	$4,199	$146,024	$123,468	$109,856	$35,934
Units Outstanding	167	91	3,443	4,041	5,016	913
Accumulation Unit Value	$96.22	$46.37	$42.41	$30.55	$21.90	$39.38
Cost of Investments	$8,736	$3,006	$179,814	$85,356	$111,093	$28,353

	PIMCO
	Global Managed	PIMCO Income -	Royce	T. Rowe Price	T. Rowe Price	VanEck VIP
	Asset Allocation -	Administrative	Micro-Cap	Blue Chip	Equity	Global Resources
	Advisor Class	Class	Service Class	Growth - II	Income - II	Initial Class
ASSETS
Investments in mutual funds, at value	$6,454	$5,484	$46,690	$1,584,192	$537,457	$424,056
Receivables:
Due from Pacific Life & Annuity Company	-	-	-	201	-	1
Investments sold	-	-	-	-	-	-
Total Assets	6,454	5,484	46,690	1,584,393	537,457	424,057
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	-	-	-	30	-
Investments purchased	-	-	-	-	-	-
Total Liabilities	-	-	-	-	30	-
NET ASSETS	$6,454	$5,484	$46,690	$1,584,393	$537,427	$424,057
Units Outstanding	385	437	1,870	19,439	13,952	21,060
Accumulation Unit Value	$16.76	$12.55	$24.97	$81.51	$38.52	$20.14
Cost of Investments	$5,704	$5,390	$43,768	$631,764	$424,865	$310,426

See Notes to Financial Statements	SA-7

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Managed
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	7	96	73	12,801	2,386	16,105
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	7	96	73	12,801	2,386	16,105
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	236	4,776	11,107	23,253	11,054	17,756
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$243	$4,872	$11,180	$36,054	$13,440	$33,861

	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Markets Debt	Growth	Index	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	153	182	36,492	805,831	5,581	41,088
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	153	182	36,492	805,831	5,581	41,088
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	11,682	5,746	42,522	691,399	113,858	187,857
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,835	$5,928	$79,014	$1,497,230	$119,439	$228,945

					Mid-Cap
	Large-Cap	Large-Cap	Large-Cap	Mid-Cap	Plus Bond	Mid-Cap
	Core	Growth	Value	Growth	Alpha	Value
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	29,097	87,986	34,517	1,116	44,561	2,920
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	29,097	87,986	34,517	1,116	44,561	2,920
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	281,622	246,716	74,169	20,082	115,474	1,342
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$310,719	$334,702	$108,686	$21,198	$160,035	$4,262

See Notes to Financial Statements	SA-8

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap	Small-Cap		Value
	Equity	Growth	Index	Value	Value	Advantage
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	7,394	9,924	53,644	7,355	15,867	3,721
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	7,394	9,924	53,644	7,355	15,867	3,721
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	11,217	(3,463)	49,737	32,924	15,379	52,834
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,611	$6,461	$103,381	$40,279	$31,246	$56,555

	Emerging	International	International	International	Health	Real
	Markets	Large-Cap	Small-Cap	Value	Sciences	Estate
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	609	3,980	608	15,481	56,619	18,527
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	609	3,980	608	15,481	56,619	18,527
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(13,287)	46,021	(2,195)	11,123	3,671	53,751
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,678)	$50,001	$(1,587)	$26,604	$60,290	$72,278

		Pacific	Pacific		Portfolio
		Dynamix -	Dynamix -	Pacific	Optimization	Portfolio
		Conservative	Moderate	Dynamix -	Moderate-	Optimization
	Technology	Growth	Growth	Growth	Conservative	Moderate
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	36,705	1,147	8,853	12,121	4,999	57,608
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	36,705	1,147	8,853	12,121	4,999	57,608
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	156,234	(698)	39,874	92,325	(2,763)	159,485
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$192,939	$449	$48,727	$104,446	$2,236	$217,093

See Notes to Financial Statements	SA-9

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Variable Accounts
		Portfolio
	Portfolio	Optimization	Invesco V.I.		Invesco V.I.
	Optimization	Aggressive-	EQV International	Invesco V.I.	Main Street	American Funds
	Growth	Growth	Equity	Global	Small Cap Fund	IS Asset Allocation
	Class I	Class I	Series II	Series II	Series I	Class 4
INVESTMENT INCOME
Dividends	$-	$-	$6,348	$-	$-	$1,215
Net Investment Income	-	-	6,348	-	-	1,215
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	20,695	28,618	926	173	14	169
Capital gain distributions	-	-	2,198	8,092	200	2,878
Realized Gain (Loss) on Investments	20,695	28,618	3,124	8,265	214	3,047
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	376,958	181,513	(7,264)	10,546	414	4,881
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$397,653	$210,131	$2,208	$18,811	$628	$9,143

			BlackRock		BlackRock
	American Funds	American Funds	60/40 Target	BlackRock	Global	BNY Mellon
	IS Growth	IS Growth-Income	Allocation ETF	Basic Value	Allocation	VIF Appreciation
	Class 4	Class 4	V.I. Class I	V.I. Class III	V.I. Class III	Service Shares
INVESTMENT INCOME
Dividends	$2,599	$4,406	$599	$3,128	$4,842	$38
Net Investment Income	2,599	4,406	599	3,128	4,842	38
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	19,178	10,857	304	178	7,683	(6)
Capital gain distributions	35,859	22,695	1,469	13,425	26,892	1,474
Realized Gain (Loss) on Investments	55,037	33,552	1,773	13,603	34,575	1,468
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	341,661	66,883	871	(11,131)	(8,247)	628
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$399,297	$104,841	$3,243	$5,600	$31,170	$2,134

		Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Fidelity VIP	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035
	Contrafund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2
INVESTMENT INCOME
Dividends	$590	$123	$633	$270	$435	$54
Net Investment Income	590	123	633	270	435	54
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	17,459	(12)	5,202	-	30	4
Capital gain distributions	233,344	119	875	23	52	47
Realized Gain (Loss) on Investments	250,803	107	6,077	23	82	51
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	260,236	8	(4,514)	598	1,269	212
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$511,629	$238	$2,196	$891	$1,786	$317

See Notes to Financial Statements	SA-10

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Variable Accounts
	Fidelity VIP	Fidelity VIP
	Freedom 2045	Government	Fidelity VIP	Fidelity VIP	Fidelity VIP	Templeton
	Portfolio	Money Market	Growth	Mid Cap	Value Strategies	Foreign
	Service Class 2	Service Class	Service Class 2	Service Class 2	Service Class 2	VIP Class 2
INVESTMENT INCOME
Dividends	$287	$27,928	$-	$2,953	$601	$6,474
Net Investment Income	287	27,928	-	2,953	601	6,474
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	84	-	1,488	5,077	3	57
Capital gain distributions	465	-	79,286	114,161	10,590	-
Realized Gain (Loss) on Investments	549	-	80,774	119,238	10,593	57
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,389	-	4,896	9,372	(5,113)	(9,046)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,225	$27,928	$85,670	$131,563	$6,081	$(2,515)

						LVIP
		Janus	Janus	Lazard Retirement	ClearBridge	American
	Templeton	Henderson	Henderson	Global Dynamic	Variable	Century
	Global Bond	Enterprise	Overseas	Multi-Asset	Mid Cap -	MidCap Value
	VIP Class 2	Service Shares	Service Shares	Service Shares	Class II	Service Class
INVESTMENT INCOME
Dividends	$-	$1,067	$2,933	$-	$84	$3,587
Net Investment Income	-	1,067	2,933	-	84	3,587
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(291)	2,942	895	-	884	307
Capital gain distributions	-	7,503	-	-	535	6,936
Realized Gain (Loss) on Investments	(291)	10,445	895	-	1,419	7,243
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(3,009)	12,342	7,971	15	466	1,304
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,300)	$23,854	$11,799	$15	$1,969	$12,134

	Lord Abbett	Lord Abbett	Lord Abbett
	Bond	Developing	Fundamental	Lord Abbett
	Debenture	Growth	Equity	Total Return	M Capital	M International
	Class VC	Class VC	Class VC	Class VC	Appreciation	Equity
INVESTMENT INCOME
Dividends	$483	$427	$86	$3,997	$2,291	$6,606
Net Investment Income	483	427	86	3,997	2,291	6,606
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	38	(1,585)	39	(879)	542	(73)
Capital gain distributions	-	-	648	-	7,526	-
Realized Gain (Loss) on Investments	38	(1,585)	687	(879)	8,068	(73)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	135	53,625	950	(688)	(143)	1,047
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$656	$52,467	$1,723	$2,430	$10,216	$7,580

See Notes to Financial Statements	SA-11

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Variable Accounts
			MFS	MFS	MFS	Neuberger Berman
			New Discovery	Utilities	Value	Sustainable
	M Large Cap	M Large Cap	Series -	Series -	Series -	Equity
	Growth	Value	Service Class	Service Class	Service Class	Class I
INVESTMENT INCOME
Dividends	$-	$78	$-	$2,494	$1,469	$76
Net Investment Income	-	78	-	2,494	1,469	76
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	136	71	(2,565)	340	(11)	167
Capital gain distributions	1,495	337	-	3,473	7,805	1,648
Realized Gain (Loss) on Investments	1,631	408	(2,565)	3,813	7,794	1,815
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,684	196	11,394	6,562	1,093	5,252
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,315	$682	$8,829	$12,869	$10,356	$7,143

	PIMCO
	Global Managed	PIMCO Income -	Royce	T. Rowe Price	T. Rowe Price	VanEck VIP
	Asset Allocation -	Administrative	Micro-Cap	Blue Chip	Equity	Global Resources
	Advisor Class	Class	Service Class	Growth - II	Income - II	Initial Class
INVESTMENT INCOME
Dividends	$224	$276	$-	$-	$8,631	$11,615
Net Investment Income	224	276	-	-	8,631	11,615
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	30	16	137	38,195	2,997	2,376
Capital gain distributions	-	-	3,136	67,853	34,998	-
Realized Gain (Loss) on Investments	30	16	3,273	106,048	37,995	2,376
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	415	(49)	2,353	318,518	9,202	(26,943)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$669	$243	$5,626	$424,566	$55,828	$(12,952)

See Notes to Financial Statements	SA-12

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Core Income		Diversified Bond		Floating Rate Income
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	7	(32)	96	(1,983)	73	126
Change in net unrealized appreciation (depreciation) on investments	236	453	4,776	11,442	11,107	15,948
Net Increase (Decrease) in Net Assets Resulting from Operations	243	421	4,872	9,459	11,180	16,074
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,226	1,226	7,669	7,498	9,463	6,503
Transfers between variable and fixed accounts, net	665	5,961	23,740	18,720	894	(642)
Policy maintenance charges	(599)	(517)	(8,565)	(8,736)	(5,189)	(4,973)
Policy benefits and terminations	2	-	514	454	337	302
Policy loans and loan repayments	-	-	156	261	62	119
Other	(1)	1	(104)	-	-	-
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,293	6,671	23,410	18,197	5,567	1,309
NET INCREASE (DECREASE) IN NET ASSETS	1,536	7,092	28,282	27,656	16,747	17,383
NET ASSETS
Beginning of Year	7,464	372	283,575	255,919	135,303	117,920
End of Year	$9,000	$7,464	$311,857	$283,575	$152,050	$135,303

	High Yield Bond		Inflation Managed		Managed Bond
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	12,801	231	2,386	1,663	16,105	4,262
Change in net unrealized appreciation (depreciation) on investments	23,253	55,741	11,054	17,980	17,756	79,548
Net Increase (Decrease) in Net Assets Resulting from Operations	36,054	55,972	13,440	19,643	33,861	83,810
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	17,443	16,427	26,408	39,516	41,465	51,585
Transfers between variable and fixed accounts, net	728	2,841	39,261	(6,590)	103,264	(35,183)
Policy maintenance charges	(20,213)	(20,419)	(33,539)	(37,150)	(60,467)	(67,735)
Policy benefits and terminations	(11,607)	502	(34,396)	(6,478)	(151,271)	(117,091)
Policy loans and loan repayments	(12,636)	(1,053)	(5,048)	1,259	(2,397)	(4,066)
Other	1	(1)	15	(368)	(303)	(2,550)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(26,284)	(1,703)	(7,299)	(9,811)	(69,709)	(175,040)
NET INCREASE (DECREASE) IN NET ASSETS	9,770	54,269	6,141	9,832	(35,848)	(91,230)
NET ASSETS
Beginning of Year	512,000	457,731	551,145	541,313	1,269,449	1,360,679
End of Year	$521,770	$512,000	$557,286	$551,145	$1,233,601	$1,269,449

See Notes to Financial Statements	SA-13

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Short Duration Bond		Emerging Markets Debt		Dividend Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	153	(508)	182	(109)	36,492	149
Change in net unrealized appreciation (depreciation) on investments	11,682	11,375	5,746	9,665	42,522	72,768
Net Increase (Decrease) in Net Assets Resulting from Operations	11,835	10,867	5,928	9,556	79,014	72,917
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	19,003	19,812	1,350	1,213	31,190	30,922
Transfers between variable and fixed accounts, net	9,874	6,446	-	-	1,933	(543)
Policy maintenance charges	(16,988)	(18,158)	(2,304)	(2,540)	(22,835)	(23,893)
Policy benefits and terminations	(3,262)	87	291	265	(24,818)	(5,648)
Policy loans and loan repayments	(1,183)	(199)	-	-	(28,412)	179
Other	30	1	(2)	2	(125)	5
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	7,474	7,989	(665)	(1,060)	(43,067)	1,022
NET INCREASE (DECREASE) IN NET ASSETS	19,309	18,856	5,263	8,496	35,947	73,939
NET ASSETS
Beginning of Year	238,565	219,709	86,447	77,951	621,894	547,955
End of Year	$257,874	$238,565	$91,710	$86,447	$657,841	$621,894

	Equity Index		Focused Growth		Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	805,831	65,587	5,581	10,871	41,088	32,129
Change in net unrealized appreciation (depreciation) on investments	691,399	1,234,900	113,858	101,465	187,857	167,361
Net Increase (Decrease) in Net Assets Resulting from Operations	1,497,230	1,300,487	119,439	112,336	228,945	199,490
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	142,795	254,877	78,748	8,007	16,347	22,736
Transfers between variable and fixed accounts, net	129,494	(13,399)	(1,941)	(6,256)	(9,903)	(5,045)
Policy maintenance charges	(141,441)	(138,770)	(14,704)	(14,467)	(39,003)	(35,517)
Policy benefits and terminations	(1,116,051)	(48,352)	(1,354)	395	(8,991)	(22,075)
Policy loans and loan repayments	(46,335)	(10,625)	648	684	(7,871)	(4,566)
Other	749	152	2	(1)	17	4
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,030,789)	43,883	61,399	(11,638)	(49,404)	(44,463)
NET INCREASE (DECREASE) IN NET ASSETS	466,441	1,344,370	180,838	100,698	179,541	155,027
NET ASSETS
Beginning of Year	6,383,284	5,038,914	401,436	300,738	733,615	578,588
End of Year	$6,849,725	$6,383,284	$582,274	$401,436	$913,156	$733,615

See Notes to Financial Statements	SA-14

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Large-Cap Core		Large-Cap Growth		Large-Cap Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	29,097	126,895	87,986	59,673	34,517	102,558
Change in net unrealized appreciation (depreciation) on investments	281,622	172,844	246,716	327,165	74,169	83,110
Net Increase (Decrease) in Net Assets Resulting from Operations	310,719	299,739	334,702	386,838	108,686	185,668
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	108,519	36,591	39,387	42,907	29,225	31,476
Transfers between variable and fixed accounts, net	88,421	(114,191)	(31,633)	(55,261)	46,042	(56,565)
Policy maintenance charges	(60,054)	(59,565)	(57,177)	(56,121)	(54,676)	(59,721)
Policy benefits and terminations	(144,088)	(28,638)	(43,116)	(46,952)	(63,158)	(46,357)
Policy loans and loan repayments	(10,937)	(747)	(12,460)	(10,861)	(771)	(8,379)
Other	19	(3,935)	(9)	(1,268)	(77)	(1,341)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(18,120)	(170,485)	(105,008)	(127,556)	(43,415)	(140,887)
NET INCREASE (DECREASE) IN NET ASSETS	292,599	129,254	229,694	259,282	65,271	44,781
NET ASSETS
Beginning of Year	1,287,437	1,158,183	1,152,452	893,170	1,375,499	1,330,718
End of Year	$1,580,036	$1,287,437	$1,382,146	$1,152,452	$1,440,770	$1,375,499

	Mid-Cap Growth		Mid-Cap Plus Bond Alpha		Mid-Cap Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	1,116	32,537	44,561	64,198	2,920	(48)
Change in net unrealized appreciation (depreciation) on investments	20,082	106,955	115,474	89,198	1,342	6,160
Net Increase (Decrease) in Net Assets Resulting from Operations	21,198	139,492	160,035	153,396	4,262	6,112
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	25,859	26,464	29,960	68,358	6,567	4,183
Transfers between variable and fixed accounts, net	65,028	(38,314)	43,226	(47,624)	6,568	(418)
Policy maintenance charges	(37,217)	(38,069)	(46,631)	(52,620)	(2,842)	(3,017)
Policy benefits and terminations	(44,368)	(2,999)	(87,912)	(61,448)	(177)	74
Policy loans and loan repayments	(1,837)	4,628	1,084	3,480	(12,622)	-
Other	10	(3,939)	(44)	(4,472)	1	-
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	7,475	(52,229)	(60,317)	(94,326)	(2,505)	822
NET INCREASE (DECREASE) IN NET ASSETS	28,673	87,263	99,718	59,070	1,757	6,934
NET ASSETS
Beginning of Year	819,453	732,190	1,101,951	1,042,881	44,278	37,344
End of Year	$848,126	$819,453	$1,201,669	$1,101,951	$46,035	$44,278

See Notes to Financial Statements	SA-15

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Small-Cap Equity		Small-Cap Growth		Small-Cap Index
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	7,394	194	9,924	8,950	53,644	17,949
Change in net unrealized appreciation (depreciation) on investments	11,217	23,460	(3,463)	4,210	49,737	119,999
Net Increase (Decrease) in Net Assets Resulting from Operations	18,611	23,654	6,461	13,160	103,381	137,948
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,984	6,651	-	-	37,897	71,073
Transfers between variable and fixed accounts, net	11	2,992	(7,731)	428	5,734	(12,996)
Policy maintenance charges	(7,514)	(9,299)	(4,729)	(5,094)	(44,622)	(45,117)
Policy benefits and terminations	(11,496)	155	-	(7,017)	(64,831)	(7,433)
Policy loans and loan repayments	329	212	(103)	(193)	(5,309)	(1,193)
Other	(23)	-	(36)	-	(263)	(2,133)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(12,709)	711	(12,599)	(11,876)	(71,394)	2,201
NET INCREASE (DECREASE) IN NET ASSETS	5,902	24,365	(6,138)	1,284	31,987	140,149
NET ASSETS
Beginning of Year	204,531	180,166	100,085	98,801	991,462	851,313
End of Year	$210,433	$204,531	$93,947	$100,085	$1,023,449	$991,462

	Small-Cap Value		Value		Value Advantage
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	7,355	7,468	15,867	33,245	3,721	965
Change in net unrealized appreciation (depreciation) on investments	32,924	37,965	15,379	(21,804)	52,834	29,978
Net Increase (Decrease) in Net Assets Resulting from Operations	40,279	45,433	31,246	11,441	56,555	30,943
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	19,017	22,746	8,356	12,021	899	1,684
Transfers between variable and fixed accounts, net	(587)	(8,634)	48,186	(42,482)	(6,286)	(7,960)
Policy maintenance charges	(26,268)	(28,917)	(14,055)	(17,061)	(2,669)	(2,252)
Policy benefits and terminations	520	(2,364)	(64,564)	(2,842)	17	14
Policy loans and loan repayments	(3,935)	1,437	264	(211)	-	-
Other	4	(39)	(6)	(1,687)	9	3
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(11,249)	(15,771)	(21,819)	(52,262)	(8,030)	(8,511)
NET INCREASE (DECREASE) IN NET ASSETS	29,030	29,662	9,427	(40,821)	48,525	22,432
NET ASSETS
Beginning of Year	653,016	623,354	318,706	359,527	350,342	327,910
End of Year	$682,046	$653,016	$328,133	$318,706	$398,867	$350,342

See Notes to Financial Statements	SA-16

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Emerging Markets		International Large-Cap		International Small-Cap
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	609	(4,412)	3,980	5,495	608	(565)
Change in net unrealized appreciation (depreciation) on investments	(13,287)	71,634	46,021	208,486	(2,195)	20,901
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,678)	67,222	50,001	213,981	(1,587)	20,336
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	35,259	30,356	45,481	46,910	7,826	32,551
Transfers between variable and fixed accounts, net	25,670	(3,560)	18,616	1,088	2,348	(399)
Policy maintenance charges	(29,055)	(30,886)	(57,609)	(59,412)	(5,245)	(5,014)
Policy benefits and terminations	(9,739)	(2,693)	(2,359)	(19,371)	(2,928)	346
Policy loans and loan repayments	(7,357)	1,558	(1,178)	(622)	165	127
Other	13	7	19	(23)	(4)	(2)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	14,791	(5,218)	2,970	(31,430)	2,162	27,609
NET INCREASE (DECREASE) IN NET ASSETS	2,113	62,004	52,971	182,551	575	47,945
NET ASSETS
Beginning of Year	810,691	748,687	1,335,957	1,153,406	153,633	105,688
End of Year	$812,804	$810,691	$1,388,928	$1,335,957	$154,208	$153,633

	International Value		Health Sciences		Real Estate
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	15,481	44,439	56,619	72,235	18,527	3,441
Change in net unrealized appreciation (depreciation) on investments	11,123	81,287	3,671	(25,231)	53,751	102,493
Net Increase (Decrease) in Net Assets Resulting from Operations	26,604	125,726	60,290	47,004	72,278	105,934
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	27,587	32,506	61,535	63,526	27,671	31,999
Transfers between variable and fixed accounts, net	69,145	(73,757)	48,427	(52,283)	24,673	(4,908)
Policy maintenance charges	(33,177)	(37,506)	(76,050)	(82,712)	(36,058)	(36,737)
Policy benefits and terminations	(72,469)	(23,645)	(67,043)	(8,979)	(27,793)	(7,966)
Policy loans and loan repayments	(5,471)	(1,612)	(24,262)	(627)	(10,804)	485
Other	71	(1,612)	37	(1,018)	(6)	(1,807)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(14,314)	(105,626)	(57,356)	(82,093)	(22,317)	(18,934)
NET INCREASE (DECREASE) IN NET ASSETS	12,290	20,100	2,934	(35,089)	49,961	87,000
NET ASSETS
Beginning of Year	679,586	659,486	1,443,478	1,478,567	913,519	826,519
End of Year	$691,876	$679,586	$1,446,412	$1,443,478	$963,480	$913,519

See Notes to Financial Statements	SA-17

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Technology		Pacific Dynamix -		Pacific Dynamix -
	Class I		Conservative Growth Class I		Moderate Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	36,705	29,148	1,147	(91)	8,853	6,796
Change in net unrealized appreciation (depreciation) on investments	156,234	177,003	(698)	1,213	39,874	48,065
Net Increase (Decrease) in Net Assets Resulting from Operations	192,939	206,151	449	1,122	48,727	54,861
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	18,007	20,903	2,192	2,193	1,354	1,401
Transfers between variable and fixed accounts, net	76,124	(67,875)	-	21	(20)	8
Policy maintenance charges	(26,883)	(27,512)	(845)	(863)	(21,510)	(20,899)
Policy benefits and terminations	(88,500)	(3,051)	13	19	11	4
Policy loans and loan repayments	(4,215)	4,193	(7,099)	-	-	-
Other	20	(3,894)	(1)	-	(1)	2
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(25,447)	(77,236)	(5,740)	1,370	(20,166)	(19,484)
NET INCREASE (DECREASE) IN NET ASSETS	167,492	128,915	(5,291)	2,492	28,561	35,377
NET ASSETS
Beginning of Year	521,233	392,318	11,743	9,251	411,122	375,745
End of Year	$688,725	$521,233	$6,452	$11,743	$439,683	$411,122

	Pacific Dynamix -		Portfolio Optimization		Portfolio Optimization
	Growth Class I		Conservative Class I (1)		Moderate-Conservative Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-		$-	$-	$-
Realized gain (loss) on investments	12,121	44,907		738	4,999	9,176
Change in net unrealized appreciation (depreciation) on investments	92,325	73,919		(512)	(2,763)	(5,358)
Net Increase (Decrease) in Net Assets Resulting from Operations	104,446	118,826		226	2,236	3,818
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,187	1,234		283	6,231	6,305
Transfers between variable and fixed accounts, net	-	-		-	-	(21)
Policy maintenance charges	(24,140)	(25,759)		(98)	(10,043)	(9,553)
Policy benefits and terminations	2,403	(81,616)		(6,099)	5	(25,345)
Policy loans and loan repayments	-	(5,782)		-	(7,115)	-
Other	(1)	457		(53)	-	83
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(20,551)	(111,466)		(5,967)	(10,922)	(28,531)
NET INCREASE (DECREASE) IN NET ASSETS	83,895	7,360		(5,741)	(8,686)	(24,713)
NET ASSETS
Beginning of Year or Period	760,239	752,879		5,741	31,538	56,251
End of Year or Period	$844,134	$760,239		$-	$22,852	$31,538

(1) All units were fully redeemed or transferred prior to December 31, 2023 (See Financial Highlights for date of full redemption).

See Notes to Financial Statements	SA-18

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate Class I		Growth Class I		Aggressive-Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	57,608	2,688	20,695	45,288	28,618	4,071
Change in net unrealized appreciation (depreciation) on investments	159,485	236,673	376,958	403,278	181,513	232,610
Net Increase (Decrease) in Net Assets Resulting from Operations	217,093	239,361	397,653	448,566	210,131	236,681
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	94,833	92,702	81,950	70,660	21,554	22,192
Transfers between variable and fixed accounts, net	882	1,082	68,344	(867)	-	-
Policy maintenance charges	(99,526)	(93,378)	(106,686)	(102,587)	(47,322)	(65,382)
Policy benefits and terminations	(103,156)	(2,073)	(180)	1,061	2,988	(5,093)
Policy loans and loan repayments	(6,813)	(12,310)	3,165	(50,856)	(22,131)	21,218
Other	(7)	(34)	(139)	(81)	(11)	(89)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(113,787)	(14,011)	46,454	(82,670)	(44,922)	(27,154)
NET INCREASE (DECREASE) IN NET ASSETS	103,306	225,350	444,107	365,896	165,209	209,527
NET ASSETS
Beginning of Year	1,955,081	1,729,731	3,514,648	3,148,752	1,699,519	1,489,992
End of Year	$2,058,387	$1,955,081	$3,958,755	$3,514,648	$1,864,728	$1,699,519

	Invesco V.I. EQV International		Invesco V.I.		Invesco V.I. Main Street
	Equity Series II		Global Series II		Small Cap Fund Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,348	$-	$-	$-	$-	$53
Realized gain (loss) on investments	3,124	(991)	8,265	10,142	214	(65)
Change in net unrealized appreciation (depreciation) on investments	(7,264)	62,283	10,546	21,063	414	769
Net Increase (Decrease) in Net Assets Resulting from Operations	2,208	61,292	18,811	31,205	628	757
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,762	7,470	3,052	2,827	457	985
Transfers between variable and fixed accounts, net	(6,224)	(27)	(54)	(7,676)	140	48
Policy maintenance charges	(4,816)	(4,802)	(3,815)	(4,012)	(614)	(580)
Policy benefits and terminations	(5,362)	63	296	260	10	10
Policy loans and loan repayments	-	-	-	-	-	-
Other	-	-	(2)	(1)	(1)	-
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(11,640)	2,704	(523)	(8,602)	(8)	463
NET INCREASE (DECREASE) IN NET ASSETS	(9,432)	63,996	18,288	22,603	620	1,220
NET ASSETS
Beginning of Year	405,959	341,963	119,274	96,671	5,123	3,903
End of Year	$396,527	$405,959	$137,562	$119,274	$5,743	$5,123

See Notes to Financial Statements	SA-19

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	American Funds IS Asset		American Funds IS		American Funds IS
	Allocation Class 4		Growth Class 4		Growth-Income Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,215	$1,011	$2,599	$1,736	$4,406	$4,653
Realized gain (loss) on investments	3,047	1,850	55,037	44,265	33,552	20,762
Change in net unrealized appreciation (depreciation) on investments	4,881	3,751	341,661	271,529	66,883	64,266
Net Increase (Decrease) in Net Assets Resulting from Operations	9,143	6,612	399,297	317,530	104,841	89,681
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,054	406	34,614	29,229	22,095	17,324
Transfers between variable and fixed accounts, net	7,992	(215)	204,626	(9,729)	2,349	(2,862)
Policy maintenance charges	(3,860)	(2,848)	(57,094)	(41,664)	(22,442)	(21,102)
Policy benefits and terminations	176	160	(44,736)	(2,152)	(53,497)	(1,849)
Policy loans and loan repayments	(5,544)	1,264	(1,590)	6,399	(790)	938
Other	17	-	50	(7)	(19)	(3)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(165)	(1,233)	135,870	(17,924)	(52,304)	(7,554)
NET INCREASE (DECREASE) IN NET ASSETS	8,978	5,379	535,167	299,606	52,537	82,127
NET ASSETS
Beginning of Year	53,329	47,950	1,132,880	833,274	431,904	349,777
End of Year	$62,307	$53,329	$1,668,047	$1,132,880	$484,441	$431,904

	BlackRock 60/40 Target		BlackRock Basic Value		BlackRock Global Allocation
	Allocation ETF V.I. Class I		V.I. Class III		V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$599	$527	$3,128	$464	$4,842	$10,827
Realized gain (loss) on investments	1,773	(45)	13,603	971	34,575	(1,613)
Change in net unrealized appreciation (depreciation) on investments	871	(406)	(11,131)	2,812	(8,247)	39,975
Net Increase (Decrease) in Net Assets Resulting from Operations	3,243	76	5,600	4,247	31,170	49,189
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,262	26,545	147,926	6,987	27,762	30,379
Transfers between variable and fixed accounts, net	-	119	119	239	(172,519)	1,516
Policy maintenance charges	(6,762)	(202)	(5,131)	(3,472)	(14,397)	(15,644)
Policy benefits and terminations	4	-	59	(21)	1,070	944
Policy loans and loan repayments	-	-	(1,736)	-	1,580	2,619
Other	(1)	-	2	(2)	29	-
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,497)	26,462	141,239	3,731	(156,475)	19,814
NET INCREASE (DECREASE) IN NET ASSETS	(254)	26,538	146,839	7,978	(125,305)	69,003
NET ASSETS
Beginning of Year	26,838	300	31,957	23,979	447,325	378,322
End of Year	$26,584	$26,838	$178,796	$31,957	$322,020	$447,325

See Notes to Financial Statements	SA-20

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	BNY Mellon VIF		Fidelity VIP Contrafund		Fidelity VIP Freedom 2015
	Appreciation Service Shares		Service Class 2		Portfolio Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$38	$12	$590	$3,648	$123	$126
Realized gain (loss) on investments	1,468	141	250,803	39,998	107	29
Change in net unrealized appreciation (depreciation) on investments	628	268	260,236	344,297	8	217
Net Increase (Decrease) in Net Assets Resulting from Operations	2,134	421	511,629	387,943	238	372
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,957	759	27,389	25,960	84	84
Transfers between variable and fixed accounts, net	13,407	-	2,012	(1,645)	-	-
Policy maintenance charges	(258)	(128)	(56,275)	(49,532)	(143)	(143)
Policy benefits and terminations	5	4	(12,802)	(2,894)	13	4
Policy loans and loan repayments	-	-	(2,425)	1,484	-	-
Other	-	(1)	(3)	6	-	-
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	17,111	634	(42,104)	(26,621)	(46)	(55)
NET INCREASE (DECREASE) IN NET ASSETS	19,245	1,055	469,525	361,322	192	317
NET ASSETS
Beginning of Year	3,154	2,099	1,541,162	1,179,840	3,864	3,547
End of Year	$22,399	$3,154	$2,010,687	$1,541,162	$4,056	$3,864

	Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025		Fidelity VIP Freedom 2030
	Portfolio Service Class 2		Portfolio Service Class 2		Portfolio Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$633	$1,077	$270	$244	$435	$145
Realized gain (loss) on investments	6,077	4,672	23	(109)	82	(106)
Change in net unrealized appreciation (depreciation) on investments	(4,514)	(1,460)	598	1,028	1,269	786
Net Increase (Decrease) in Net Assets Resulting from Operations	2,196	4,289	891	1,163	1,786	825
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	-	-	1,659	1,659	3,629	3,110
Transfers between variable and fixed accounts, net	-	-	20	(8)	12,812	-
Policy maintenance charges	(14,061)	(13,646)	(670)	(680)	(1,111)	(482)
Policy benefits and terminations	127	157	21	17	43	38
Policy loans and loan repayments	-	-	-	-	-	-
Other	2	-	1	-	(1)	-
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(13,932)	(13,489)	1,031	988	15,372	2,666
NET INCREASE (DECREASE) IN NET ASSETS	(11,736)	(9,200)	1,922	2,151	17,158	3,491
NET ASSETS
Beginning of Year	33,235	42,435	10,774	8,623	7,989	4,498
End of Year	$21,499	$33,235	$12,696	$10,774	$25,147	$7,989

See Notes to Financial Statements	SA-21

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Fidelity VIP Freedom 2035		Fidelity VIP Freedom 2045		Fidelity VIP Government
	Portfolio Service Class 2		Portfolio Service Class 2		Money Market Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$54	$38	$287	$297	$27,928	$26,240
Realized gain (loss) on investments	51	(25)	549	(333)	-	-
Change in net unrealized appreciation (depreciation) on investments	212	324	2,389	4,606	-	-
Net Increase (Decrease) in Net Assets Resulting from Operations	317	337	3,225	4,570	27,928	26,240
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	759	759	282	282	103,778	117,553
Transfers between variable and fixed accounts, net	-	-	-	-	(25,468)	7,184
Policy maintenance charges	(140)	(127)	(972)	(2,087)	(123,945)	(118,477)
Policy benefits and terminations	5	4	45	51	5,611	(3,851)
Policy loans and loan repayments	-	-	-	(4,856)	1,204	7,472
Other	1	-	-	(2)	10	-
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	625	636	(645)	(6,612)	(38,810)	9,881
NET INCREASE (DECREASE) IN NET ASSETS	942	973	2,580	(2,042)	(10,882)	36,121
NET ASSETS
Beginning of Year	3,084	2,111	24,314	26,356	574,398	538,277
End of Year	$4,026	$3,084	$26,894	$24,314	$563,516	$574,398

	Fidelity VIP		Fidelity VIP		Fidelity VIP Value
	Growth Service Class 2		Mid Cap Service Class 2		Strategies Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$7	$2,953	$2,848	$601	$521
Realized gain (loss) on investments	80,774	9,607	119,238	12,159	10,593	2,050
Change in net unrealized appreciation (depreciation) on investments	4,896	56,573	9,372	86,206	(5,113)	7,272
Net Increase (Decrease) in Net Assets Resulting from Operations	85,670	66,187	131,563	101,213	6,081	9,843
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	28,016	19,765	18,612	20,920	11,401	6,205
Transfers between variable and fixed accounts, net	(968)	39,279	(21,528)	6,515	53	10,182
Policy maintenance charges	(10,922)	(8,559)	(33,908)	(33,331)	(3,021)	(2,139)
Policy benefits and terminations	327	(3,717)	(5,800)	1,352	118	69
Policy loans and loan repayments	(7,234)	209	156	204	-	-
Other	(2)	1	(8)	1	1	1
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	9,217	46,978	(42,476)	(4,339)	8,552	14,318
NET INCREASE (DECREASE) IN NET ASSETS	94,887	113,165	89,087	96,874	14,633	24,161
NET ASSETS
Beginning of Year	274,399	161,234	782,122	685,248	62,238	38,077
End of Year	$369,286	$274,399	$871,209	$782,122	$76,871	$62,238

See Notes to Financial Statements	SA-22

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Templeton		Templeton		Janus Henderson
	Foreign VIP Class 2		Global Bond VIP Class 2		Enterprise Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,474	$7,742	$-	$-	$1,067	$136
Realized gain (loss) on investments	57	(202)	(291)	(177)	10,445	10,770
Change in net unrealized appreciation (depreciation) on investments	(9,046)	37,610	(3,009)	915	12,342	12,608
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,515)	45,150	(3,300)	738	23,854	23,514
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,341	1,401	4,843	4,386	1,730	1,367
Transfers between variable and fixed accounts, net	(489)	(39)	644	177	(3,145)	7,792
Policy maintenance charges	(2,426)	(2,249)	(2,227)	(2,365)	(7,898)	(7,709)
Policy benefits and terminations	12	11	60	50	(5,857)	171
Policy loans and loan repayments	-	-	(2,309)	-	-	-
Other	-	(1)	1	-	28	14
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,562)	(877)	1,012	2,248	(15,142)	1,635
NET INCREASE (DECREASE) IN NET ASSETS	(4,077)	44,273	(2,288)	2,986	8,712	25,149
NET ASSETS
Beginning of Year	262,160	217,887	28,385	25,399	156,816	131,667
End of Year	$258,083	$262,160	$26,097	$28,385	$165,528	$156,816

			Lazard Retirement Global
	Janus Henderson Overseas Service Shares		Dynamic Multi-Asset Service Shares		ClearBridge Variable Mid Cap - Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,933	$2,649	$-	$-	$84	$5
Realized gain (loss) on investments	895	29	-	4	1,419	(99)
Change in net unrealized appreciation (depreciation) on investments	7,971	16,205	15	11	466	2,879
Net Increase (Decrease) in Net Assets Resulting from Operations	11,799	18,883	15	15	1,969	2,785
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,994	35,084	56	56	3,415	3,613
Transfers between variable and fixed accounts, net	115	(327)	-	-	(5,379)	1,172
Policy maintenance charges	(8,790)	(8,766)	(31)	(32)	(1,448)	(1,523)
Policy benefits and terminations	(680)	512	-	-	48	40
Policy loans and loan repayments	(3,021)	-	-	-	-	-
Other	(1)	(4)	2	-	7	4
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,383)	26,499	27	24	(3,357)	3,306
NET INCREASE (DECREASE) IN NET ASSETS	7,416	45,382	42	39	(1,388)	6,091
NET ASSETS
Beginning of Year	211,154	165,772	160	121	25,972	19,881
End of Year	$218,570	$211,154	$202	$160	$24,584	$25,972

See Notes to Financial Statements	SA-23

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	LVIP American Century		Lord Abbett		Lord Abbett
	MidCap Value Service Class		Bond Debenture Class VC		Developing Growth Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,587	$2,938	$483	$285	$427	$-
Realized gain (loss) on investments	7,243	13,705	38	(604)	(1,585)	(13,762)
Change in net unrealized appreciation (depreciation) on investments	1,304	(8,447)	135	684	53,625	32,251
Net Increase (Decrease) in Net Assets Resulting from Operations	12,134	8,196	656	365	52,467	18,489
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	10,153	12,129	5,034	2,230	-	-
Transfers between variable and fixed accounts, net	(5,736)	635	70	(5,856)	-	-
Policy maintenance charges	(5,743)	(6,081)	(1,733)	(1,470)	(8,901)	(9,901)
Policy benefits and terminations	(4,564)	246	(1,032)	10	-	(2,487)
Policy loans and loan repayments	-	-	-	-	(666)	-
Other	9	3	-	1	(1)	1
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(5,881)	6,932	2,339	(5,085)	(9,568)	(12,387)
NET INCREASE (DECREASE) IN NET ASSETS	6,253	15,128	2,995	(4,720)	42,899	6,102
NET ASSETS
Beginning of Year	146,171	131,043	5,686	10,406	239,327	233,225
End of Year	$152,424	$146,171	$8,681	$5,686	$282,226	$239,327

	Lord Abbett		Lord Abbett
	Fundamental Equity Class VC		Total Return Class VC		M Capital Appreciation
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$86	$58	$3,997	$3,443	$2,291	$453
Realized gain (loss) on investments	687	220	(879)	(804)	8,068	5,910
Change in net unrealized appreciation (depreciation) on investments	950	1,048	(688)	2,066	(143)	15,267
Net Increase (Decrease) in Net Assets Resulting from Operations	1,723	1,326	2,430	4,705	10,216	21,630
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	360	384	6,456	13,879	2,787	3,533
Transfers between variable and fixed accounts, net	(88)	(74)	(197)	(129)	(6,747)	(1,320)
Policy maintenance charges	(459)	(440)	(4,263)	(4,378)	(1,800)	(2,126)
Policy benefits and terminations	51	42	(2,739)	94	207	183
Policy loans and loan repayments	-	-	(1,110)	(519)	-	-
Other	(1)	(1)	2	-	10	15
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(137)	(89)	(1,851)	8,947	(5,543)	285
NET INCREASE (DECREASE) IN NET ASSETS	1,586	1,237	579	13,652	4,673	21,915
NET ASSETS
Beginning of Year	10,362	9,125	84,665	71,013	111,528	89,613
End of Year	$11,948	$10,362	$85,244	$84,665	$116,201	$111,528

See Notes to Financial Statements	SA-24

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	M International Equity		M Large Cap Growth		M Large Cap Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,606	$5,881	$-	$-	$78	$80
Realized gain (loss) on investments	(73)	(2,258)	1,631	454	408	54
Change in net unrealized appreciation (depreciation) on investments	1,047	26,034	1,684	2,621	196	131
Net Increase (Decrease) in Net Assets Resulting from Operations	7,580	29,657	3,315	3,075	682	265
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	-	-	588	262	-	-
Transfers between variable and fixed accounts, net	12,746	(8,636)	(47)	567	-	-
Policy maintenance charges	(3,128)	(2,971)	(849)	(657)	(209)	(207)
Policy benefits and terminations	411	359	17	13	5	4
Policy loans and loan repayments	-	-	-	-	-	-
Other	(1)	(1)	-	1	-	-
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	10,028	(11,249)	(291)	186	(204)	(203)
NET INCREASE (DECREASE) IN NET ASSETS	17,608	18,408	3,024	3,261	478	62
NET ASSETS
Beginning of Year	206,244	187,836	13,042	9,781	3,721	3,659
End of Year	$223,852	$206,244	$16,066	$13,042	$4,199	$3,721

	MFS New Discovery Series -		MFS Utilities Series -		MFS Value Series -
	Service Class		Service Class		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$2,494	$3,991	$1,469	$1,180
Realized gain (loss) on investments	(2,565)	(6,711)	3,813	3,180	7,794	5,767
Change in net unrealized appreciation (depreciation) on investments	11,394	24,472	6,562	(11,192)	1,093	(469)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,829	17,761	12,869	(4,021)	10,356	6,478
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,319	5,913	7,013	8,682	8,745	7,528
Transfers between variable and fixed accounts, net	(6,007)	1,120	205	(9,963)	-	-
Policy maintenance charges	(4,333)	(4,862)	(6,918)	(7,297)	(1,519)	(1,097)
Policy benefits and terminations	263	(1,800)	520	486	169	143
Policy loans and loan repayments	(499)	-	(1,362)	-	-	-
Other	(2)	1	26	1	1	3
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(5,259)	372	(516)	(8,091)	7,396	6,577
NET INCREASE (DECREASE) IN NET ASSETS	3,570	18,133	12,353	(12,112)	17,752	13,055
NET ASSETS
Beginning of Year	142,454	124,321	111,115	123,227	92,104	79,049
End of Year	$146,024	$142,454	$123,468	$111,115	$109,856	$92,104

See Notes to Financial Statements	SA-25

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Neuberger Berman		PIMCO Global Managed		PIMCO Income -
	Sustainable Equity Class I		Asset Allocation - Advisor Class		Administrative Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$76	$54	$224	$181	$276	$223
Realized gain (loss) on investments	1,815	(309)	30	(24,422)	16	(13)
Change in net unrealized appreciation (depreciation) on investments	5,252	4,210	415	30,981	(49)	158
Net Increase (Decrease) in Net Assets Resulting from Operations	7,143	3,955	669	6,740	243	368
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	8,323	6,724	848	920	-	-
Transfers between variable and fixed accounts, net	6,213	-	-	-	577	3,858
Policy maintenance charges	(2,805)	(2,426)	(898)	(1,665)	(267)	(251)
Policy benefits and terminations	15	10	11	(98,607)	-	-
Policy loans and loan repayments	-	-	-	-	-	-
Other	1	-	(1)	2	1	-
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	11,747	4,308	(40)	(99,350)	311	3,607
NET INCREASE (DECREASE) IN NET ASSETS	18,890	8,263	629	(92,610)	554	3,975
NET ASSETS
Beginning of Year	17,044	8,781	5,825	98,435	4,930	955
End of Year	$35,934	$17,044	$6,454	$5,825	$5,484	$4,930

	Royce		T. Rowe Price		T. Rowe Price
	Micro-Cap Service Class		Blue Chip Growth - II		Equity Income - II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$8,631	$8,753
Realized gain (loss) on investments	3,273	(2,872)	106,048	(13,170)	37,995	19,057
Change in net unrealized appreciation (depreciation) on investments	2,353	8,301	318,518	420,736	9,202	14,403
Net Increase (Decrease) in Net Assets Resulting from Operations	5,626	5,429	424,566	407,566	55,828	42,213
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	10,112	410	36,806	36,617	16,683	13,410
Transfers between variable and fixed accounts, net	220	(5)	(52,896)	(16,797)	(5,285)	555
Policy maintenance charges	(1,605)	(1,626)	(44,648)	(39,320)	(19,219)	(17,979)
Policy benefits and terminations	62	(2,586)	(1,138)	(2,801)	(5,936)	981
Policy loans and loan repayments	(678)	-	(965)	3,680	(1,115)	202
Other	-	-	10	44	(4)	(3)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	8,111	(3,807)	(62,831)	(18,577)	(14,876)	(2,834)
NET INCREASE (DECREASE) IN NET ASSETS	13,737	1,622	361,735	388,989	40,952	39,379
NET ASSETS
Beginning of Year	32,953	31,331	1,222,658	833,669	496,475	457,096
End of Year	$46,690	$32,953	$1,584,393	$1,222,658	$537,427	$496,475

See Notes to Financial Statements	SA-26

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Account
	Year Ended	Year Ended
	December 31,	December 31,
	2024	2023

	VanEck VIP
	Global Resources Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,615	$13,046
Realized gain (loss) on investments	2,376	(595)
Change in net unrealized appreciation (depreciation) on investments	(26,943)	(29,230)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,952)	(16,779)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	11,300	23,576
Transfers between variable and fixed accounts, net	16,417	(12,738)
Policy maintenance charges	(15,491)	(19,156)
Policy benefits and terminations	(18,045)	481
Policy loans and loan repayments	494	2,964
Other	83	(52)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(5,242)	(4,925)
NET INCREASE (DECREASE) IN NET ASSETS	(18,194)	(21,704)
NET ASSETS
Beginning of Year	442,251	463,955
End of Year	$424,057	$442,251

See Notes to Financial Statements	SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Exec Separate Account (the “Separate Account”), a separate account of Pacific Life & Annuity Company (“PL&A”) was established by Pacific Life’s Board of Directors in 2000 to support operations of PL&A with respect to certain variable life insurance policies. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission. The Separate Account consists of subaccounts (each, a "Variable Account" and collectively, the "Variable Accounts") which invest in shares of corresponding portfolios (each, a "Portfolio" and collectively, the "Portfolios") of registered investment management companies (each, a "Fund" and collectively, the "Funds"). As of December 31, 2024, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., BNY Mellon Variable Investment Fund, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Lincoln Variable Insurance Products (LVIP) Trust, Lord Abbett Series Fund, Inc., M Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., and VanEck VIP Trust. The Variable Accounts which have not commenced operations as of December 31, 2024 are not presented in this annual report.

Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Mid-Cap Plus Bond Alpha Class I and LVIP American Century MidCap Value Service Class Variable Accounts were formerly named Mid-Cap Equity Class I and American Century VP MidCap Value Class II Variable Accounts, respectively.

On April 30, 2024, the net assets of the Clearbridge Variable Growth - Class II and State Street Total Return V.I.S. Class 3 Variable Accounts (“Substituted Variable Accounts”), were transferred into the American Funds IS Growth Class 4 and American Funds IS Asset Allocation Class 4 Variable Accounts, respectively. Such transfers were based on the respective Variable Account accumulation unit values as of the close of business on April 30, 2024. The Substituted Variable Accounts are not included in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance policies, are obligations of PL&A.

The Separate Account funds individual flexible premium and last survivor flexible premium variable life insurance policies issued by PL&A. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

The fair value of the Variable Account’s investments in mutual funds is based on the computed net asset values (“NAV”) of the corresponding Portfolios, which are obtained from the transfer agents or Fund companies and reflect the fair values of the Portfolio investments. The NAV is calculated daily upon the close of the New York Stock Exchange and is based on the fair values of the underlying securities. Valuation of the underlying securities is discussed in the notes to the Funds’ financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of PL&A, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Section 817(h) of the Internal Revenue Code (“the Code”) requires that the investments of the Separate Account must be adequately diversified in accordance with Treasury regulations in order to qualify as a life insurance policy under Section 72 of the Code. The Separate Account complies with the diversification requirements. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. PL&A will periodically review the status of this policy in the event of changes in the tax law.

SA-28

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

D. Recent Accounting Pronouncement

The Financial Accounting Standards Board recently adopted Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The Separate Account’s adoption of the new standard impacted financial statement disclosures only and did not affect the Separate Account’s financial position or results of operations. The Chief Executive Officer acts as the Separate Account’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Separate Account. The CODM has concluded that each Variable Account operates as a single operating segment based on the fact that each Portfolio has a single investment goal as disclosed in its prospectus, against which the CODM assesses the performance.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year or period ended December 31, 2024.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

PL&A makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks ("M&E") and administrative expenses PL&A assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by PL&A is the risk that those insured may die sooner than anticipated, resulting in PL&A paying an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by PL&A which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations; and charges for M&E, administrative expenses, cost of insurance, and optional benefits provided by rider are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by PL&A and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, and any other taxes that might be imposed, and to compensate PL&A for certain costs or loss of investment opportunities resulting from amortization and delayed recognition of certain policy expenses for federal income tax purposes. These deductions are not reflected in the accompanying financial statements.

PL&A is a wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"). The assets of certain Variable Accounts invest in Class D, Class I or Class P shares of the corresponding Portfolios of the Pacific Select Fund ("PSF"). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF's Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for Class I shares and a class-specific 12b-1 distribution and service fee for Class D shares to Pacific Select Distributors, LLC ("PSD"), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF's non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF Administration and Support Services Agreement for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF, which are provided separately. For the year or period ended December 31, 2024, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio. There was no investment by this Separate Account in Class D or class P shares of PSF during the year ended December 31, 2024.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

SA-29

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices (unadjusted) in active markets for identical holdings

Level 2 – Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 – Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts' holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2024, the Variable Accounts' holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2024 and 2023 were as follows:

	2024			2023
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income Class I	152	(45)	107	631	(45)	586
Diversified Bond Class I	2,047	(682)	1,365	1,762	(682)	1,080
Floating Rate Income Class I	749	(398)	351	481	(398)	83
High Yield Bond Class I	102	(850)	(748)	800	(850)	(50)
Inflation Managed Class I	2,953	(3,197)	(244)	2,832	(3,197)	(365)
Managed Bond Class I	7,156	(9,599)	(2,443)	3,146	(9,599)	(6,453)
Short Duration Bond Class I	1,991	(1,477)	514	2,047	(1,477)	570
Emerging Markets Debt Class I	163	(214)	(51)	125	(214)	(89)
Dividend Growth Class I	(99)	(663)	(762)	680	(663)	17
Equity Index Class I	(12,653)	(5,636)	(18,289)	6,409	(5,636)	773
Focused Growth Class I	795	(248)	547	111	(248)	(137)
Growth Class I	1,068	(2,185)	(1,117)	802	(2,185)	(1,383)
Large-Cap Core Class I	4,937	(5,230)	(293)	1,020	(5,230)	(4,210)
Large-Cap Growth Class I	3,135	(5,291)	(2,156)	1,813	(5,291)	(3,478)
Large-Cap Value Class I	3,383	(4,274)	(891)	942	(4,274)	(3,332)
Mid-Cap Growth Class I	2,305	(2,137)	168	974	(2,137)	(1,163)
Mid-Cap Plus Bond Alpha Class I	1,999	(2,786)	(787)	1,383	(2,786)	(1,403)
Mid-Cap Value Class I	25	(69)	(44)	83	(69)	14
Small-Cap Equity Class I	(30)	(240)	(270)	261	(240)	21
Small-Cap Growth Class I	43	(435)	(392)	15	(435)	(420)
Small-Cap Index Class I	702	(2,048)	(1,346)	2,092	(2,048)	44
Small-Cap Value Class I	613	(766)	(153)	520	(766)	(246)
Value Class I	1,536	(2,169)	(633)	512	(2,169)	(1,657)
Value Advantage Class I	126	(436)	(310)	83	(436)	(353)
Emerging Markets Class I	1,504	(1,251)	253	1,165	(1,251)	(86)
International Large-Cap Class I	3,618	(3,503)	115	2,500	(3,503)	(1,003)
International Small-Cap Class I	442	(333)	109	1,879	(333)	1,546
International Value Class I	8,987	(9,769)	(782)	3,264	(9,769)	(6,505)
Health Sciences Class I	1,126	(1,621)	(495)	824	(1,621)	(797)
Real Estate Class I	1,078	(1,307)	(229)	1,036	(1,307)	(271)
Technology Class I	4,711	(5,316)	(605)	2,863	(5,316)	(2,453)
Pacific Dynamix - Conservative Growth Class I	(203)	(38)	(241)	97	(38)	59
Pacific Dynamix - Moderate Growth Class I	122	(744)	(622)	51	(744)	(693)
Pacific Dynamix - Growth Class I	2,812	(3,322)	(510)	104	(3,322)	(3,218)
Portfolio Optimization Conservative Class I				20	(440)	(420)
Portfolio Optimization Moderate-Conservative Class I	1,576	(2,179)	(603)	393	(2,179)	(1,786)
Portfolio Optimization Moderate Class I	739	(5,999)	(5,260)	5,259	(5,999)	(740)
Portfolio Optimization Growth Class I	9,712	(7,882)	1,830	3,836	(7,882)	(4,046)
Portfolio Optimization Aggressive-Growth Class I	1,684	(3,403)	(1,719)	2,188	(3,403)	(1,215)
Invesco V.I. EQV International Equity Series II	(300)	(282)	(582)	438	(282)	156
Invesco V.I. Global Series II	545	(564)	(19)	143	(564)	(421)
Invesco V.I. Main Street Small Cap Fund Series I	39	(40)	(1)	71	(40)	31

SA-30

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2024			2023
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
American Funds IS Asset Allocation Class 4	89	(81)	8	48	(81)	(33)
American Funds IS Growth Class 4	2,924	(1,010)	1,914	757	(1,010)	(253)
American Funds IS Growth-Income Class 4	(194)	(640)	(834)	473	(640)	(167)
BlackRock 60/40 Target Allocation ETF V.I. Class I	(170)	(13)	(183)	1,609	(13)	1,596
BlackRock Basic Value V.I. Class III	4,026	(118)	3,908	240	(118)	122
BlackRock Global Allocation V.I. Class III	(4,779)	(604)	(5,383)	1,376	(604)	772
BNY Mellon VIF Appreciation Service Shares	548	(5)	543	25	(5)	20
Fidelity VIP Contrafund Service Class 2	526	(1,140)	(614)	616	(1,140)	(524)
Fidelity VIP Freedom 2015 Portfolio Service Class 2	4	(7)	(3)	5	(7)	(2)
Fidelity VIP Freedom 2020 Portfolio Service Class 2	62	(681)	(619)	7	(681)	(674)
Fidelity VIP Freedom 2025 Portfolio Service Class 2	74	(33)	41	77	(33)	44
Fidelity VIP Freedom 2030 Portfolio Service Class 2	659	(22)	637	143	(22)	121
Fidelity VIP Freedom 2035 Portfolio Service Class 2	26	(5)	21	28	(5)	23
Fidelity VIP Freedom 2045 Portfolio Service Class 2	242	(265)	(23)	13	(265)	(252)
Fidelity VIP Government Money Market Service Class	9,078	(12,479)	(3,401)	13,405	(12,479)	926
Fidelity VIP Growth Service Class 2	476	(334)	142	1,160	(334)	826
Fidelity VIP Mid Cap Service Class 2	27	(960)	(933)	850	(960)	(110)
Fidelity VIP Value Strategies Service Class 2	258	(59)	199	457	(59)	398
Templeton Foreign VIP Class 2	65	(162)	(97)	100	(162)	(62)
Templeton Global Bond VIP Class 2	312	(219)	93	416	(219)	197
Janus Henderson Enterprise Service Shares	(73)	(181)	(254)	214	(181)	33
Janus Henderson Overseas Service Shares	374	(638)	(264)	2,421	(638)	1,783
Lazard Retirement Global Dynamic Multi-Asset Service Shares	4	(2)	2	4	(2)	2
ClearBridge Variable Mid Cap - Class II	(61)	(53)	(114)	167	(53)	114
LVIP American Century MidCap Value Service Class	343	(525)	(182)	471	(241)	230
Lord Abbett Bond Debenture Class VC	759	(580)	179	184	(580)	(396)
Lord Abbett Developing Growth Class VC	-	(277)	(277)	-	(430)	(430)
Lord Abbett Fundamental Equity Class VC	15	(19)	(4)	16	(19)	(3)
Lord Abbett Total Return Class VC	310	(450)	(140)	1,235	(450)	785
M Capital Appreciation	13	(102)	(89)	114	(102)	12
M International Equity	1,910	(1,291)	619	497	(1,291)	(794)
M Large Cap Growth	8	(11)	(3)	13	(11)	2
M Large Cap Value	-	(4)	(4)	-	(6)	(6)
MFS New Discovery Series - Service Class	53	(185)	(132)	195	(185)	10
MFS Utilities Series - Service Class	675	(683)	(8)	346	(683)	(337)
MFS Value Series - Service Class	393	(60)	333	417	(60)	357
Neuberger Berman Sustainable Equity Class I	457	(89)	368	278	(89)	189
PIMCO Global Managed Asset Allocation - Advisor Class	7,024	(7,024)	-	67	(7,024)	(6,957)
PIMCO Income - Administrative Class	45	(22)	23	349	(22)	327
Royce Micro-Cap Service Class	589	(214)	375	24	(214)	(190)
T. Rowe Price Blue Chip Growth - II	404	(1,242)	(838)	925	(1,242)	(317)
T. Rowe Price Equity Income - II	211	(614)	(403)	522	(614)	(92)
VanEck VIP Global Resources Initial Class	1,763	(2,045)	(282)	1,800	(2,045)	(245)

SA-31

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

8. FINANCIAL HIGHLIGHTS

A summary of accumulation unit values ("AUV"), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)

Core Income Class I
2024	$12.39	726	$9,000	0.00%	0.00%	2.78%
2023	12.06	619	7,464	0.00%	0.00%	7.98%
2022	11.17	33	372	0.00%	0.00%	(12.40)%
2021	12.75	30	380	0.00%	0.00%	(0.39)%
2020	12.80	30	380	0.00%	0.00%	9.58%
Diversified Bond Class I
2024	$17.34	17,981	$311,857	0.00%	0.00%	1.62%
2023	17.07	16,616	283,575	0.00%	0.00%	3.60%
2022	16.47	15,536	255,919	0.00%	0.00%	(18.62)%
2021	20.24	15,643	316,639	0.00%	0.00%	(1.93)%
2020	20.64	11,636	240,163	0.00%	0.00%	10.35%
Floating Rate Income Class I
2024	$16.67	9,122	$152,050	0.00%	0.00%	8.05%
2023	15.43	8,771	135,303	0.00%	0.00%	13.66%
2022	13.57	8,688	117,920	0.00%	0.00%	(1.54)%
2021	13.79	8,268	113,981	0.00%	0.00%	4.62%
2020	13.18	7,695	101,400	0.00%	0.00%	4.71%
High Yield Bond Class I
2024	$35.85	14,553	$521,770	0.00%	0.00%	7.14%
2023	33.46	15,301	512,000	0.00%	0.00%	12.22%
2022	29.82	15,351	457,731	0.00%	0.00%	(10.35)%
2021	33.26	15,717	522,748	0.00%	0.00%	5.42%
2020	31.55	16,535	521,682	0.00%	0.00%	5.74%
Inflation Managed Class I
2024	$28.07	19,851	$557,286	0.00%	0.00%	2.36%
2023	27.43	20,095	551,145	0.00%	0.00%	3.67%
2022	26.46	20,460	541,313	0.00%	0.00%	(11.87)%
2021	30.02	21,364	641,375	0.00%	0.00%	5.69%
2020	28.40	21,891	621,806	0.00%	0.00%	11.42%
Managed Bond Class I
2024	$28.70	42,980	$1,233,601	0.00%	0.00%	2.70%
2023	27.95	45,423	1,269,449	0.00%	0.00%	6.55%
2022	26.23	51,876	1,360,679	0.00%	0.00%	(14.02)%
2021	30.51	51,825	1,581,008	0.00%	0.00%	(1.13)%
2020	30.86	49,287	1,520,814	0.00%	0.00%	8.34%
Short Duration Bond Class I
2024	$14.96	17,232	$257,874	0.00%	0.00%	4.87%
2023	14.27	16,718	238,565	0.00%	0.00%	4.87%
2022	13.61	16,148	219,709	0.00%	0.00%	(4.58)%
2021	14.26	14,943	213,068	0.00%	0.00%	(0.45)%
2020	14.32	13,107	187,742	0.00%	0.00%	3.73%
Emerging Markets Debt Class I
2024	$13.57	6,760	$91,710	0.00%	0.00%	6.88%
2023	12.69	6,811	86,447	0.00%	0.00%	12.35%
2022	11.30	6,900	77,951	0.00%	0.00%	(9.27)%
2021	12.45	6,814	84,837	0.00%	0.00%	(6.12)%
2020	13.26	6,706	88,937	0.00%	0.00%	1.75%
Dividend Growth Class I
2024	$60.84	10,813	$657,841	0.00%	0.00%	13.24%
2023	53.73	11,575	621,894	0.00%	0.00%	13.32%
2022	47.41	11,558	547,955	0.00%	0.00%	(10.49)%
2021	52.97	11,259	596,361	0.00%	0.00%	25.80%
2020	42.11	10,839	456,376	0.00%	0.00%	13.44%

SA-32

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)

Equity Index Class I
2024	$60.58	113,076	$6,849,725	0.00%	0.00%	24.66%
2023	48.59	131,365	6,383,284	0.00%	0.00%	25.93%
2022	38.59	130,592	5,038,914	0.00%	0.00%	(18.31)%
2021	47.23	133,207	6,291,787	0.00%	0.00%	28.37%
2020	36.79	132,196	4,864,108	0.00%	0.00%	18.11%
Focused Growth Class I
2024	$125.41	4,643	$582,274	0.00%	0.00%	27.95%
2023	98.02	4,096	401,436	0.00%	0.00%	37.96%
2022	71.05	4,233	300,738	0.00%	0.00%	(33.80)%
2021	107.32	4,671	501,297	0.00%	0.00%	19.79%
2020	89.59	4,761	426,504	0.00%	0.00%	38.29%
Growth Class I
2024	$48.24	18,928	$913,156	0.00%	0.00%	31.82%
2023	36.60	20,045	733,615	0.00%	0.00%	35.55%
2022	27.00	21,428	578,588	0.00%	0.00%	(31.21)%
2021	39.25	21,767	854,432	0.00%	0.00%	23.42%
2020	31.80	23,798	756,860	0.00%	0.00%	31.56%
Large-Cap Core Class I
2024	$54.22	29,140	$1,580,036	0.00%	0.00%	23.96%
2023	43.74	29,433	1,287,437	0.00%	0.00%	27.06%
2022	34.43	33,643	1,158,183	0.00%	0.00%	(20.61)%
2021	43.37	35,010	1,518,262	0.00%	0.00%	27.76%
2020	33.94	36,346	1,233,674	0.00%	0.00%	13.94%
Large-Cap Growth Class I
2024	$53.68	25,747	$1,382,146	0.00%	0.00%	29.97%
2023	41.30	27,903	1,152,452	0.00%	0.00%	45.12%
2022	28.46	31,381	893,170	0.00%	0.00%	(37.90)%
2021	45.83	29,886	1,369,716	0.00%	0.00%	20.27%
2020	38.11	32,636	1,243,660	0.00%	0.00%	38.35%
Large-Cap Value Class I
2024	$49.78	28,945	$1,440,770	0.00%	0.00%	7.97%
2023	46.10	29,836	1,375,499	0.00%	0.00%	14.91%
2022	40.12	33,168	1,330,718	0.00%	0.00%	(6.63)%
2021	42.97	35,624	1,530,730	0.00%	0.00%	26.12%
2020	34.07	36,650	1,248,686	0.00%	0.00%	5.87%
Mid-Cap Growth Class I
2024	$49.67	17,076	$848,126	0.00%	0.00%	2.48%
2023	48.47	16,908	819,453	0.00%	0.00%	19.62%
2022	40.52	18,071	732,190	0.00%	0.00%	(30.72)%
2021	58.49	18,036	1,054,905	0.00%	0.00%	16.67%
2020	50.13	18,863	945,606	0.00%	0.00%	50.14%
Mid-Cap Plus Bond Alpha Class I
2024	$82.72	14,526	$1,201,669	0.00%	0.00%	14.95%
2023	71.96	15,313	1,101,951	0.00%	0.00%	15.35%
2022	62.39	16,716	1,042,881	0.00%	0.00%	(17.26)%
2021	75.40	17,758	1,338,923	0.00%	0.00%	16.40%
2020	64.78	19,809	1,283,144	0.00%	0.00%	27.51%
Mid-Cap Value Class I
2024	$63.74	722	$46,035	0.00%	0.00%	10.31%
2023	57.78	766	44,278	0.00%	0.00%	16.39%
2022	49.65	752	37,344	0.00%	0.00%	(7.26)%
2021	53.54	721	38,620	0.00%	0.00%	27.03%
2020	42.14	705	29,702	0.00%	0.00%	5.52%
Small-Cap Equity Class I
2024	$51.70	4,070	$210,433	0.00%	0.00%	9.70%
2023	47.13	4,340	204,531	0.00%	0.00%	12.97%
2022	41.72	4,319	180,166	0.00%	0.00%	(12.92)%
2021	47.91	4,360	208,882	0.00%	0.00%	26.46%
2020	37.88	4,897	185,521	0.00%	0.00%	5.42%

SA-33

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)

Small-Cap Growth Class I
2024	$32.35	2,904	$93,947	0.00%	0.00%	6.55%
2023	30.36	3,296	100,085	0.00%	0.00%	14.20%
2022	26.59	3,716	98,801	0.00%	0.00%	(29.92)%
2021	37.94	3,923	148,840	0.00%	0.00%	1.69%
2020	37.31	4,766	177,821	0.00%	0.00%	55.58%
Small-Cap Index Class I
2024	$56.06	18,255	$1,023,449	0.00%	0.00%	10.84%
2023	50.58	19,601	991,462	0.00%	0.00%	16.20%
2022	43.53	19,557	851,313	0.00%	0.00%	(20.86)%
2021	55.01	20,490	1,127,101	0.00%	0.00%	14.24%
2020	48.15	23,020	1,108,451	0.00%	0.00%	19.16%
Small-Cap Value Class I
2024	$74.29	9,181	$682,046	0.00%	0.00%	6.18%
2023	69.96	9,334	653,016	0.00%	0.00%	7.53%
2022	65.07	9,580	623,354	0.00%	0.00%	(16.81)%
2021	78.21	9,687	757,694	0.00%	0.00%	35.61%
2020	57.68	10,425	601,312	0.00%	0.00%	3.44%
Value Class I
2024	$36.15	9,078	$328,133	0.00%	0.00%	10.14%
2023	32.82	9,711	318,706	0.00%	0.00%	3.77%
2022	31.63	11,368	359,527	0.00%	0.00%	(0.53)%
2021	31.80	12,002	381,619	0.00%	0.00%	21.64%
2020	26.14	12,496	326,629	0.00%	0.00%	(6.94)%
Value Advantage Class I
2024	$29.91	13,338	$398,867	0.00%	0.00%	16.50%
2023	25.67	13,648	350,342	0.00%	0.00%	9.60%
2022	23.42	14,001	327,910	0.00%	0.00%	(4.07)%
2021	24.41	13,717	334,879	0.00%	0.00%	28.52%
2020	18.99	13,697	260,168	0.00%	0.00%	(2.78)%
Emerging Markets Class I
2024	$57.14	14,224	$812,804	0.00%	0.00%	(1.52)%
2023	58.03	13,971	810,691	0.00%	0.00%	8.95%
2022	53.26	14,057	748,687	0.00%	0.00%	(25.27)%
2021	71.27	13,289	947,133	0.00%	0.00%	(8.28)%
2020	77.71	12,890	1,001,662	0.00%	0.00%	17.33%
International Large-Cap Class I
2024	$33.65	41,274	$1,388,928	0.00%	0.00%	3.68%
2023	32.46	41,159	1,335,957	0.00%	0.00%	18.65%
2022	27.36	42,162	1,153,406	0.00%	0.00%	(15.19)%
2021	32.26	42,311	1,364,858	0.00%	0.00%	14.78%
2020	28.10	47,133	1,324,642	0.00%	0.00%	10.74%
International Small-Cap Class I
2024	$19.04	8,097	$154,208	0.00%	0.00%	(0.98)%
2023	19.23	7,988	153,633	0.00%	0.00%	17.23%
2022	16.41	6,442	105,688	0.00%	0.00%	(17.09)%
2021	19.79	6,309	124,849	0.00%	0.00%	13.87%
2020	17.38	6,487	112,723	0.00%	0.00%	8.42%
International Value Class I
2024	$18.07	38,285	$691,876	0.00%	0.00%	3.89%
2023	17.40	39,067	679,586	0.00%	0.00%	20.20%
2022	14.47	45,572	659,486	0.00%	0.00%	(1.26)%
2021	14.66	48,852	716,013	0.00%	0.00%	20.36%
2020	12.18	49,557	603,473	0.00%	0.00%	(7.17)%
Health Sciences Class I
2024	$111.84	12,933	$1,446,412	0.00%	0.00%	4.04%
2023	107.50	13,428	1,443,478	0.00%	0.00%	3.42%
2022	103.94	14,225	1,478,567	0.00%	0.00%	(5.80)%
2021	110.35	14,617	1,612,991	0.00%	0.00%	12.38%
2020	98.19	15,186	1,491,098	0.00%	0.00%	18.79%

SA-34

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)

Real Estate Class I
2024	$81.57	11,811	$963,480	0.00%	0.00%	7.51%
2023	75.87	12,040	913,519	0.00%	0.00%	13.01%
2022	67.14	12,311	826,519	0.00%	0.00%	(25.64)%
2021	90.29	12,417	1,121,100	0.00%	0.00%	40.32%
2020	64.34	12,520	805,544	0.00%	0.00%	(3.28)%
Technology Class I
2024	$45.77	15,049	$688,725	0.00%	0.00%	37.45%
2023	33.30	15,654	521,233	0.00%	0.00%	53.68%
2022	21.67	18,107	392,318	0.00%	0.00%	(36.06)%
2021	33.89	18,169	615,692	0.00%	0.00%	13.86%
2020	29.76	18,988	565,117	0.00%	0.00%	47.24%
PSF Avantis Balanced Allocation Class D
2024 (4)
2023 (4)
01/01/2022-09/16/2022(4)	$14.22	-	$-	0.00%	0.00%	(15.71)%
2021	16.87	1	10	0.00%	0.00%	12.50%
2020	15.00	1	12	0.00%	0.00%	12.11%
Pacific Dynamix - Conservative Growth Class I
2024	$26.18	246	$6,452	0.00%	0.00%	8.54%
2023	24.12	487	11,743	0.00%	0.00%	11.68%
2022	21.60	428	9,251	0.00%	0.00%	(14.38)%
2021	25.23	368	9,274	0.00%	0.00%	6.44%
2020	23.70	266	6,311	0.00%	0.00%	12.21%
Pacific Dynamix - Moderate Growth Class I
2024	$34.20	12,857	$439,683	0.00%	0.00%	12.12%
2023	30.50	13,479	411,122	0.00%	0.00%	15.04%
2022	26.51	14,172	375,745	0.00%	0.00%	(15.69)%
2021	31.45	14,818	465,990	0.00%	0.00%	10.62%
2020	28.43	27,924	793,861	0.00%	0.00%	14.58%
Pacific Dynamix - Growth Class I
2024	$42.65	19,794	$844,134	0.00%	0.00%	13.90%
2023	37.44	20,304	760,239	0.00%	0.00%	16.98%
2022	32.01	23,522	752,879	0.00%	0.00%	(16.69)%
2021	38.42	26,948	1,035,282	0.00%	0.00%	14.33%
2020	33.60	29,231	982,185	0.00%	0.00%	15.79%
Portfolio Optimization Conservative Class I
2024 (4)
01/01/2023-08/23/2023(4)	$14.22	-	$-	0.00%	0.00%	3.94%
2022	13.68	420	5,741	0.00%	0.00%	(13.67)%
2021	15.85	396	6,272	0.00%	0.00%	2.20%
2020	15.50	367	5,687	0.00%	0.00%	7.88%
Portfolio Optimization Moderate-Conservative Class I
2024	$18.78	1,217	$22,852	0.00%	0.00%	8.41%
2023	17.33	1,820	31,538	0.00%	0.00%	11.06%
2022	15.60	3,606	56,251	0.00%	0.00%	(14.90)%
2021	18.33	3,827	70,167	0.00%	0.00%	6.28%
2020	17.25	3,797	65,508	0.00%	0.00%	9.97%
Portfolio Optimization Moderate Class I
2024	$22.03	93,457	$2,058,387	0.00%	0.00%	11.21%
2023	19.80	98,717	1,955,081	0.00%	0.00%	13.88%
2022	17.39	99,457	1,729,731	0.00%	0.00%	(15.72)%
2021	20.63	100,676	2,077,411	0.00%	0.00%	9.18%
2020	18.90	100,232	1,894,336	0.00%	0.00%	11.83%
Portfolio Optimization Growth Class I
2024	$24.50	161,601	$3,958,755	0.00%	0.00%	11.36%
2023	22.00	159,771	3,514,648	0.00%	0.00%	14.45%
2022	19.22	163,817	3,148,752	0.00%	0.00%	(16.88)%
2021	23.12	165,533	3,827,734	0.00%	0.00%	13.12%
2020	20.44	166,943	3,412,703	0.00%	0.00%	12.72%

SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)

Portfolio Optimization Aggressive-Growth Class I
2024	$26.17	71,266	$1,864,728	0.00%	0.00%	12.37%
2023	23.29	72,985	1,699,519	0.00%	0.00%	15.96%
2022	20.08	74,200	1,489,992	0.00%	0.00%	(17.51)%
2021	24.34	71,411	1,738,272	0.00%	0.00%	15.68%
2020	21.04	70,145	1,475,965	0.00%	0.00%	12.46%
Invesco V.I. EQV International Equity Series II
2024	$18.59	21,325	$396,527	1.53%	0.00%	0.34%
2023	18.53	21,907	405,959	0.00%	0.00%	17.87%
2022	15.72	21,751	341,963	1.45%	0.00%	(18.50)%
2021	19.29	21,686	418,367	1.07%	0.00%	5.61%
2020	18.27	21,976	401,456	2.04%	0.00%	13.74%
Invesco V.I. Global Series II
2024	$29.37	4,683	$137,562	0.00%	0.00%	15.78%
2023	25.37	4,702	119,274	0.00%	0.00%	34.45%
2022	18.87	5,123	96,671	0.00%	0.00%	(31.94)%
2021	27.72	5,185	143,729	0.00%	0.00%	15.17%
2020	24.07	6,468	155,687	0.45%	0.00%	27.34%
Invesco V.I. Main Street Small Cap Fund Series I
2024	$18.55	310	$5,743	0.00%	0.00%	12.68%
2023	16.46	311	5,123	1.22%	0.00%	18.13%
2022	13.94	280	3,903	1.29%	0.00%	(15.83)%
08/24/2021 - 12/31/2021	16.56	13	207	1.08%	0.00%	4.78%
American Funds IS Asset Allocation Class 4
2024	$47.75	1,305	$62,307	2.01%	0.00%	16.11%
2023	41.12	1,297	53,329	2.04%	0.00%	14.02%
2022	36.06	1,330	47,950	1.35%	0.00%	(13.66)%
2021	41.77	4,313	180,151	1.43%	0.00%	14.84%
2020	36.37	3,851	140,072	1.32%	0.00%	12.16%
American Funds IS Growth Class 4
2024	$94.35	17,680	$1,668,047	0.18%	0.00%	31.30%
2023	71.86	15,766	1,132,880	0.18%	0.00%	38.14%
2022	52.02	16,019	833,274	0.10%	0.00%	(30.11)%
2021	74.43	16,434	1,223,223	0.06%	0.00%	21.68%
2020	61.17	16,726	1,023,120	0.20%	0.00%	51.71%
American Funds IS Growth-Income Class 4
2024	$60.85	7,961	$484,441	0.89%	0.00%	23.92%
2023	49.11	8,795	431,904	1.20%	0.00%	25.82%
2022	39.03	8,962	349,777	1.06%	0.00%	(16.71)%
2021	46.86	9,497	444,965	0.96%	0.00%	23.80%
2020	37.85	9,684	366,504	1.14%	0.00%	13.25%
BlackRock 60/40 Target Allocation ETF V.I. Class I
2024	$18.53	1,434	$26,584	2.09%	0.00%	11.64%
2023	16.60	1,617	26,838	See Note (5)	0.00%	15.62%
2022	14.36	21	300	1.99%	0.00%	(14.82)%
2021	16.86	22	379	See Note (5)	0.00%	11.99%
2020	15.05	25	381	0.00%	0.00%	14.67%
BlackRock Basic Value V.I. Class III
2024	$36.75	4,865	$178,796	3.13%	0.00%	10.05%
2023	33.40	957	31,957	1.63%	0.00%	16.24%
2022	28.73	835	23,979	1.20%	0.00%	(5.12)%
2021	30.28	818	24,778	1.12%	0.00%	21.34%
2020	24.96	789	19,694	2.16%	0.00%	3.13%
BlackRock Global Allocation V.I. Class III
2024	$30.69	10,492	$322,020	1.16%	0.00%	8.93%
2023	28.18	15,875	447,325	2.62%	0.00%	12.49%
2022	25.05	15,103	378,322	0.00%	0.00%	(16.07)%
2021	29.85	14,679	438,135	0.74%	0.00%	6.42%
2020	28.05	27,620	774,667	1.28%	0.00%	20.71%

SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)

BNY Mellon VIF Appreciation Service Shares
2024	$34.71	645	$22,399	0.19%	0.00%	12.48%
2023	30.86	102	3,154	0.51%	0.00%	20.67%
2022	25.57	82	2,099	0.50%	0.00%	(18.25)%
2021	31.28	56	1,759	0.21%	0.00%	26.77%
11/09/2020 - 12/31/2020	24.68	41	1,017	0.41%	0.00%	5.20%
Fidelity VIP Contrafund Service Class 2
2024	$74.84	26,866	$2,010,687	0.03%	0.00%	33.45%
2023	56.08	27,480	1,541,162	0.27%	0.00%	33.12%
2022	42.13	28,004	1,179,840	0.27%	0.00%	(26.49)%
2021	57.31	28,850	1,653,429	0.03%	0.00%	27.51%
2020	44.95	29,090	1,307,487	0.08%	0.00%	30.23%
Fidelity VIP Freedom 2015 Portfolio Service Class 2
2024	$22.11	183	$4,056	3.06%	0.00%	6.21%
2023	20.82	186	3,864	3.43%	0.00%	10.64%
2022	18.82	188	3,547	1.91%	0.00%	(14.79)%
2021	22.08	191	4,217	0.86%	0.00%	7.39%
2020	20.56	193	3,975	1.04%	0.00%	13.56%
Fidelity VIP Freedom 2020 Portfolio Service Class 2
2024	$22.94	937	$21,499	2.28%	0.00%	7.40%
2023	21.36	1,556	33,235	2.85%	0.00%	12.22%
2022	19.03	2,230	42,435	1.82%	0.00%	(15.97)%
2021	22.65	2,990	67,727	0.76%	0.00%	9.26%
2020	20.73	3,874	80,312	1.00%	0.00%	14.72%
Fidelity VIP Freedom 2025 Portfolio Service Class 2
2024	$24.95	509	$12,696	2.33%	0.00%	8.28%
2023	23.04	468	10,774	2.64%	0.00%	13.32%
2022	20.33	424	8,623	1.83%	0.00%	(16.64)%
2021	24.39	375	9,148	0.86%	0.00%	10.55%
2020	22.06	332	7,332	0.99%	0.00%	15.68%
Fidelity VIP Freedom 2030 Portfolio Service Class 2
2024	$25.76	976	$25,147	2.23%	0.00%	9.14%
2023	23.60	339	7,989	2.42%	0.00%	14.46%
2022	20.62	218	4,498	1.80%	0.00%	(17.09)%
2021	24.87	105	2,622	0.88%	0.00%	12.07%
2020	22.19	636	14,122	1.04%	0.00%	16.64%
Fidelity VIP Freedom 2035 Portfolio Service Class 2
2024	$29.36	137	$4,026	1.65%	0.00%	10.77%
2023	26.51	116	3,084	1.71%	0.00%	16.53%
2022	22.75	93	2,111	1.46%	0.00%	(17.89)%
2021	27.70	64	1,770	0.01%	0.00%	15.18%
2020	24.05	51	1,225	0.00%	0.00%	17.96%
Fidelity VIP Freedom 2045 Portfolio Service Class 2
2024	$31.93	842	$26,894	1.09%	0.00%	13.54%
2023	28.12	865	24,314	1.15%	0.00%	19.18%
2022	23.59	1,117	26,356	1.44%	0.00%	(18.45)%
2021	28.93	995	28,794	0.64%	0.00%	17.53%
2020	24.62	1,602	39,437	0.95%	0.00%	18.97%
Fidelity VIP Government Money Market Service Class
2024	$11.66	48,329	$563,516	4.89%	0.00%	5.01%
2023	11.10	51,730	574,398	4.69%	0.00%	4.80%
2022	10.60	50,804	538,277	1.32%	0.00%	1.36%
2021	10.45	51,864	542,121	0.01%	0.00%	0.01%
2020	10.45	46,741	488,519	0.32%	0.00%	0.28%
Fidelity VIP Growth Service Class 2
2024	$87.07	4,241	$369,286	0.00%	0.00%	30.07%
2023	66.94	4,099	274,399	0.00%	0.00%	35.89%
2022	49.26	3,273	161,234	0.35%	0.00%	(24.64)%
2021	65.37	2,393	156,452	0.00%	0.00%	22.90%
2020	53.19	2,200	117,040	0.02%	0.00%	43.55%

SA-37

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)

Fidelity VIP Mid Cap Service Class 2
2024	$48.49	17,965	$871,209	0.35%	0.00%	17.18%
2023	41.39	18,898	782,122	0.39%	0.00%	14.80%
2022	36.05	19,008	685,248	0.27%	0.00%	(14.97)%
2021	42.40	19,916	844,327	0.40%	0.00%	25.31%
2020	33.83	16,564	560,410	0.41%	0.00%	17.87%
Fidelity VIP Value Strategies Service Class 2
2024	$44.74	1,718	$76,871	0.84%	0.00%	9.16%
2023	40.98	1,519	62,238	1.13%	0.00%	20.61%
2022	33.98	1,121	38,077	0.98%	0.00%	(7.35)%
2021	36.68	276	10,108	1.26%	0.00%	33.34%
2020	27.51	451	12,392	0.83%	0.00%	8.02%
Templeton Foreign VIP Class 2
2024	$15.18	17,003	$258,083	2.41%	0.00%	(1.00)%
2023	15.33	17,100	262,160	3.19%	0.00%	20.76%
2022	12.70	17,162	217,887	3.06%	0.00%	(7.61)%
2021	13.74	17,234	236,811	1.85%	0.00%	4.16%
2020	13.19	16,538	218,182	3.38%	0.00%	(1.16)%
Templeton Global Bond VIP Class 2
2024	$10.09	2,585	$26,097	0.00%	0.00%	(11.37)%
2023	11.39	2,492	28,385	0.00%	0.00%	2.88%
2022	11.07	2,295	25,399	0.00%	0.00%	(4.95)%
2021	11.65	2,104	24,506	0.00%	0.00%	(4.99)%
2020	12.26	12,785	156,720	8.39%	0.00%	(5.28)%
Janus Henderson Enterprise Service Shares
2024	$60.36	2,742	$165,528	0.64%	0.00%	15.32%
2023	52.34	2,996	156,816	0.10%	0.00%	17.78%
2022	44.44	2,963	131,667	0.08%	0.00%	(16.15)%
2021	53.00	3,279	173,785	0.24%	0.00%	16.54%
2020	45.48	3,603	163,842	0.00%	0.00%	19.18%
Janus Henderson Overseas Service Shares
2024	$16.48	13,261	$218,570	1.30%	0.00%	5.58%
2023	15.61	13,525	211,154	1.49%	0.00%	10.58%
2022	14.12	11,742	165,772	1.71%	0.00%	(8.84)%
2021	15.49	11,453	177,366	1.04%	0.00%	13.29%
2020	13.67	11,257	153,877	1.23%	0.00%	16.02%
Lazard Retirement Global Dynamic Multi-Asset Service Shares
2024	$15.58	13	$202	0.00%	0.00%	8.60%
2023	14.35	11	160	0.00%	0.00%	10.81%
2022	12.95	9	121	0.09%	0.00%	(17.38)%
2021	15.67	8	120	2.95%	0.00%	11.94%
2020	14.00	6	82	0.66%	0.00%	0.81%
ClearBridge Variable Mid Cap - Class II
2024	$34.36	715	$24,584	0.38%	0.00%	9.73%
2023	31.31	829	25,972	0.02%	0.00%	12.62%
2022	27.81	715	19,881	0.10%	0.00%	(25.50)%
2021	37.32	635	23,717	0.03%	0.00%	28.39%
2020	29.07	610	17,737	0.04%	0.00%	15.10%
Western Asset Variable Global High Yield Bond - Class II
2024 (4)
2023 (4)
2022 (4)
2021 (4)
01 /01/2020-05/28/2020 (4)	$11.93	-	$-	0.00%	0.00%	(4.04)%
LVIP American Century MidCap Value Service Class
2024	$34.22	4,454	$152,424	2.41%	0.00%	8.52%
2023	31.53	4,636	146,171	2.18%	0.00%	6.03%
2022	29.74	4,406	131,043	2.16%	0.00%	(1.38)%
2021	30.16	3,506	105,738	1.09%	0.00%	23.02%
2020	24.51	3,228	79,129	1.73%	0.00%	1.11%

SA-38

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)

Lord Abbett Bond Debenture Class VC
2024	$14.58	595	$8,681	5.22%	0.00%	6.72%
2023	13.66	416	5,686	4.33%	0.00%	6.55%
2022	12.82	812	10,406	3.52%	0.00%	(12.80)%
2021	14.71	1,193	17,538	1.26%	0.00%	3.28%
2020	14.24	3,673	52,294	3.44%	0.00%	7.30%
Lord Abbett Developing Growth Class VC
2024	$36.81	7,667	$282,226	0.16%	0.00%	22.18%
2023	30.13	7,944	239,327	0.00%	0.00%	8.17%
2022	27.85	8,374	233,225	0.00%	0.00%	(35.98)%
2021	43.51	8,792	382,527	0.00%	0.00%	(2.75)%
2020	44.74	8,618	385,523	0.00%	0.00%	72.60%
Lord Abbett Fundamental Equity Class VC
2024	$35.08	341	$11,948	0.75%	0.00%	16.65%
2023	30.07	345	10,362	0.61%	0.00%	14.63%
2022	26.23	348	9,125	1.11%	0.00%	(11.98)%
2021	29.80	341	10,166	0.85%	0.00%	27.31%
2020	23.41	418	9,784	1.12%	0.00%	1.77%
Lord Abbett Total Return Class VC
2024	$11.98	7,118	$85,244	4.56%	0.00%	2.66%
2023	11.67	7,258	84,665	4.39%	0.00%	6.34%
2022	10.97	6,473	71,013	3.28%	0.00%	(14.05)%
2021	12.76	6,133	78,282	1.32%	0.00%	(0.24)%
2020	12.79	13,454	172,142	2.53%	0.00%	7.43%
M Capital Appreciation
2024	$72.33	1,606	$116,201	2.05%	0.00%	9.94%
2023	65.79	1,695	111,528	0.46%	0.00%	23.56%
2022	53.25	1,683	89,613	0.00%	0.00%	(18.14)%
2021	65.05	1,631	106,117	0.00%	0.00%	17.74%
2020	55.25	1,715	94,764	0.00%	0.00%	17.73%
M International Equity
2024	$15.27	14,663	$223,852	3.03%	0.00%	3.96%
2023	14.69	14,044	206,244	3.07%	0.00%	16.00%
2022	12.66	14,838	187,836	2.80%	0.00%	(14.16)%
01/13/2021 - 12/31/2021	14.75	14,191	209,273	3.75%	0.00%	7.50%
M Large Cap Growth
2024	$96.22	167	$16,066	0.00%	0.00%	25.50%
2023	76.67	170	13,042	0.00%	0.00%	32.04%
2022	58.07	168	9,781	0.00%	0.00%	(25.41)%
2021	77.85	174	13,560	0.00%	0.00%	21.49%
2020	64.08	582	37,290	0.00%	0.00%	28.89%
M Large Cap Value
2024	$46.37	91	$4,199	1.92%	0.00%	18.63%
2023	39.09	95	3,721	2.23%	0.00%	7.60%
2022	36.32	101	3,659	2.04%	0.00%	(1.45)%
2021	36.86	106	3,915	1.56%	0.00%	30.01%
2020	28.35	177	5,006	1.69%	0.00%	(3.16)%
MFS New Discovery Series - Service Class
2024	$42.41	3,443	$146,024	0.00%	0.00%	6.44%
2023	39.84	3,575	142,454	0.00%	0.00%	14.25%
2022	34.87	3,565	124,321	0.00%	0.00%	(29.99)%
2021	49.82	3,333	166,018	0.00%	0.00%	1.57%
2020	49.05	2,996	146,916	0.00%	0.00%	45.58%
MFS Utilities Series - Service Class
2024	$30.55	4,041	$123,468	2.10%	0.00%	11.34%
2023	27.44	4,049	111,115	3.41%	0.00%	(2.33)%
2022	28.10	4,386	123,227	2.39%	0.00%	0.48%
2021	27.96	3,999	111,814	1.52%	0.00%	13.82%
2020	24.57	5,211	128,017	2.31%	0.00%	5.62%

SA-39

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)

MFS Value Series - Service Class
2024	$21.90	5,016	$109,856	1.44%	0.00%	11.35%
2023	19.67	4,683	92,104	1.43%	0.00%	7.63%
2022	18.27	4,326	79,049	1.25%	0.00%	(6.14)%
2021	19.47	1,673	32,565	1.24%	0.00%	25.16%
2020	15.56	1,344	20,901	0.75%	0.00%	3.22%
Neuberger Berman Sustainable Equity Class I
2024	$39.38	913	$35,934	0.23%	0.00%	25.84%
2023	31.29	545	17,044	0.34%	0.00%	26.90%
2022	24.66	356	8,781	0.42%	0.00%	(18.45)%
2021	30.24	213	6,428	0.36%	0.00%	23.48%
12/28/2020 - 12/31/2020	24.49	7	171	0.00%	0.00%	0.79%
PIMCO Global Managed Asset Allocation - Advisor Class
2024	$16.76	385	$6,454	3.43%	0.00%	10.75%
2023	15.13	385	5,825	0.33%	0.00%	12.85%
2022	13.41	7,342	98,435	1.92%	0.00%	(18.40)%
2021	16.43	7,405	121,656	2.32%	0.00%	12.60%
2020	14.59	7,633	111,361	7.83%	0.00%	16.71%
PIMCO Income - Administrative Class
2024	$12.55	437	$5,484	5.86%	0.00%	5.42%
2023	11.91	414	4,930	5.46%	0.00%	8.27%
2022	11.00	87	955	3.45%	0.00%	(7.69)%
2021	11.92	315	3,753	2.89%	0.00%	2.00%
2020	11.68	252	2,939	4.60%	0.00%	6.52%
Royce Micro-Cap Service Class
2024	$24.97	1,870	$46,690	0.00%	0.00%	13.28%
2023	22.04	1,495	32,953	0.00%	0.00%	18.56%
2022	18.59	1,685	31,331	0.00%	0.00%	(22.65)%
2021	24.03	1,525	36,659	0.00%	0.00%	29.52%
2020	18.56	1,017	18,867	0.00%	0.00%	23.55%
T. Rowe Price Blue Chip Growth - II
2024	$81.51	19,439	$1,584,393	0.00%	0.00%	35.17%
2023	60.30	20,277	1,222,658	0.00%	0.00%	48.96%
2022	40.48	20,594	833,669	0.00%	0.00%	(38.66)%
2021	66.00	20,173	1,331,360	0.00%	0.00%	17.33%
2020	56.25	20,683	1,163,395	0.00%	0.00%	33.92%
T. Rowe Price Equity Income - II
2024	$38.52	13,952	$537,427	1.62%	0.00%	11.38%
2023	34.59	14,355	496,475	1.90%	0.00%	9.31%
2022	31.64	14,447	457,096	1.70%	0.00%	(3.59)%
2021	32.82	13,712	449,966	1.39%	0.00%	25.22%
2020	26.21	13,340	349,597	2.10%	0.00%	0.96%
VanEck VIP Global Resources Initial Class
2024	$20.14	21,060	$424,057	2.60%	0.00%	(2.83)%
2023	20.72	21,342	442,251	2.88%	0.00%	(3.58)%
2022	21.49	21,587	463,955	1.64%	0.00%	8.39%
2021	19.83	22,416	444,476	0.43%	0.00%	18.92%
2020	16.67	23,711	395,358	0.96%	0.00%	19.11%

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk ("M&E") fees that are assessed against policyholder accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(2)	There are no policy fees or expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 4 in Notes to Financial Statements).

(3)	Total returns reflect changes in unit values of the underlying portfolios and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges, or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

SA-40

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

(4)	There has been no activity in the PSF Avantis Balanced Allocation Class D, Portfolio Optimization Conservative Class I, and Western Asset Variable Global High Yield Bond - Class II Variable Accounts since September 16, 2022, August 23, 2023, and May 28, 2020, respectively.

(5)	The annualized investment income ratios for the BlackRock 60/40 Target Allocation ETF V.I. Class I Variable Account were 35.86% in 2021 and 73.84% in 2023. The high investment income ratios were due to large purchases received shortly before the annual investment income distribution.

SA-41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life & Annuity Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Pacific Select Exec Separate Account of Pacific Life & Annuity Company (the "Separate Account") comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2024, the related statements of operations and statements of changes in net assets, for the periods indicated in Appendix A, and the related notes, which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Pacific Select Exec Separate Account of Pacific Life & Annuity Company as of December 31, 2024, and the results of their operations and changes in their net assets for the periods indicated in Appendix A in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and the financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and the financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and the financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and the financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

March 12, 2025

We have served as the auditor of Pacific Select Exec Separate Account of Pacific Life & Annuity Company since 2000.

SA-42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets
Core Income Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Diversified Bond Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Floating Rate Income Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
High Yield Bond Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Inflation Managed Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Managed Bond Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Short Duration Bond Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Emerging Markets Debt Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Dividend Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Equity Index Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Focused Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Large-Cap Core Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Large-Cap Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Large-Cap Value Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Mid-Cap Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Mid-Cap Plus Bond Alpha Class I (formerly Mid-Cap Equity Class I)	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Mid-Cap Value Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Small-Cap Equity Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Small-Cap Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Small-Cap Index Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Small-Cap Value Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Value Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Value Advantage Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Emerging Markets Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
International Large-Cap Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
International Small-Cap Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
International Value Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Health Sciences Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Real Estate Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Technology Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pacific Dynamix - Conservative Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pacific Dynamix - Moderate Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pacific Dynamix - Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Portfolio Optimization Conservative Class I	Not Applicable	For the period January 1, 2023 through August 23, 2023
Portfolio Optimization Moderate-Conservative Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Portfolio Optimization Moderate Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Portfolio Optimization Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

SA-43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets
Portfolio Optimization Aggressive-Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco® V.I. EQV International Equity Series II	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco® V.I. Global Series II	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco® V.I. Main Street Small Cap Fund® Series I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS Asset Allocation Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS Growth Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS Growth-Income Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock® 60/40 Target Allocation ETF V.I. Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock® Basic Value V.I. Class III	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock® Global Allocation V.I. Class III	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BNY Mellon VIF Appreciation Service Shares	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Contrafund® Service Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2015 Portfolio℠ Service Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2020 Portfolio℠ Service Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2025 Portfolio℠ Service Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2030 Portfolio℠ Service Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2035 Portfolio℠ Service Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2045 Portfolio℠ Service Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Growth Service Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Mid Cap Service Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Value Strategies Service Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Foreign VIP Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Global Bond VIP Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Enterprise Service Shares	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Overseas Service Shares	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lazard Retirement Global Dynamic Multi-Asset Service Shares	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Variable Mid Cap - Class II	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century MidCap Value Service Class (formerly American Century VP MidCap Value Class II)	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Bond Debenture Class VC	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Developing Growth Class VC	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Fundamental Equity Class VC	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Total Return Class VC	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
M Capital Appreciation	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
M International Equity	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
M Large Cap Growth	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

SA-44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets
M Large Cap Value	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® New Discovery Series - Service Class	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Utilities Series - Service Class	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Value Series - Service Class	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman Sustainable Equity Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO Global Managed Asset Allocation - Advisor Class	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO Income - Administrative Class	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Royce Micro-Cap Service Class	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
T. Rowe Price Blue Chip Growth - II	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
T. Rowe Price Equity Income - II	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
VanEck VIP Global Resources Initial Class	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

SA-45

PACIFIC LIFE & ANNUITY COMPANY

Financial Statements - Statutory Basis

as of December 31, 2024 and 2023 and

for the years ended December 31, 2024, 2023 and 2022,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2024,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2024

and Independent Auditor's Report

INDEPENDENT AUDITOR'S REPORT

Pacific Life & Annuity Company:

Opinions

We have audited the statutory-basis financial statements of Pacific Life & Annuity Company (the "Company"), which comprise the statements of admitted assets, liabilities, and capital and surplus - statutory basis as of December 31, 2024 and 2023, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for each of the three years in the period ended December 31, 2024, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions as described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Arizona Department of Insurance and Financial Institutions. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2024 are presented for purposes of additional analysis and are not a required part of the 2024 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Costa Mesa, California

March 28, 2025

Pacific Life & Annuity Company

S T A T E M E N T S   O F   A D M I T T E D   A S S E T S,

L I A B I L I T I E S   A N D   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	December 31,
(In Millions, except share data)	2024	2023
ADMITTED ASSETS
Bonds	$6,965	$6,398
Common stocks	6	5
Mortgage loans	583	497
Cash and cash equivalents	219	231
Contract loans	20	19
Derivatives	9	9
Other invested assets	59	59
Investment income due and accrued	77	76
Net deferred tax asset	36	23
Other assets	7	9
Separate account assets	3,364	3,168

TOTAL ADMITTED ASSETS	$11,345	$10,494

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$6,193	$5,712
Liability for deposit-type contracts	1,157	1,036
Transfers to separate accounts due or accrued, net	(62)	(65)
Other liabilities	93	96
Asset valuation reserve		2
Separate account liabilities	3,364	3,168
TOTAL LIABILITIES	10,745	9,949
Capital and Surplus:
Common stock - $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	3	3
Paid-in surplus	184	184
Unassigned surplus	413	358
TOTAL CAPITAL AND SURPLUS	600	545

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$11,345	$10,494

See Notes to Financial Statements - Statutory Basis

Pacific Life & Annuity Company

S T A T E M E N T S   O F   O P E R A T I O N S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2024	2023	2022
REVENUES
Premiums and annuity considerations	$1,113	$1,787	$1,199
Net investment income	396	315	240
Separate account fees	66	62	63
Other income	14	12	9
TOTAL REVENUES	1,589	2,176	1,511

BENEFITS AND EXPENSES
Current and future policy benefits	1,398	2,024	1,471
Commission expense	50	59	46
Operating expenses	26	32	25
TOTAL BENEFITS AND EXPENSES	1,474	2,115	1,542

NET GAIN (LOSS) BEFORE FEDERAL INCOME TAXES	115	61	(31)
Federal income tax expense	32	16	2

NET GAIN (LOSS) FROM OPERATIONS	83	45	(33)
Net realized capital gains (losses) less tax	(49)	(50)	15

NET INCOME (LOSS)	$34	$(5)	$(18)

See Notes to Financial Statements - Statutory Basis

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y    B A S I S

(In Millions)	Common Stock	Paid-in Surplus	Unassigned Surplus	Total
BALANCES, JANUARY 1, 2022	$3	$135	$399	$537
Net loss			(18)	(18)
Change in net unrealized capital losses less tax			(47)	(47)
Change in net deferred income tax			18	18
Change in nonadmitted assets			(17)	(17)
Change in asset valuation reserve			1	1
BALANCES, DECEMBER 31, 2022	3	135	336	474
Net loss			(5)	(5)
Change in net unrealized capital gains less tax			22	22
Change in net deferred income tax			13	13
Change in nonadmitted assets			(8)	(8)
Capital contribution from parent		49		49
BALANCES, DECEMBER 31, 2023	3	184	358	545
Net income			34	34
Change in net unrealized capital gains less tax			7	7
Change in net deferred income tax			18	18
Change in nonadmitted assets			(4)	(4)
Change in asset valuation reserve			2	2
Other surplus adjustments			(2)	(2)
BALANCES, DECEMBER 31, 2024	$3	$184	$413	$600

See Notes to Financial Statements - Statutory Basis

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2024	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$1,101	$1,787	$1,199
Net investment income	387	295	232
Other income	80	74	73
Benefits and loss related payments	(1,009)	(891)	(607)
Net transfers (to) from separate accounts	146	104	(40)
Commissions, expenses paid and other deductions	(76)	(91)	(70)
Federal income taxes paid, net	(36)	(4)	(8)
NET CASH PROVIDED BY OPERATING ACTIVITIES	593	1,274	779

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
Bonds	562	252	151
Mortgage loans	62	28	23
Other invested assets	10
Miscellaneous proceeds	10	45	30
Cost of investments acquired:
Bonds	(1,112)	(1,564)	(651)
Stocks	(1)		(2)
Mortgage loans	(159)	(122)	(49)
Other invested assets	(6)
Miscellaneous applications	(47)	(64)	(67)
Net increase in contract loans	(1)	(9)
NET CASH USED IN INVESTING ACTIVITIES	(682)	(1,434)	(565)

CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits on deposit-type contracts	68	57	33
Other cash provided	9	1	12
NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES	77	58	45

Net change in cash and cash equivalents	(12)	(102)	259
Cash and cash equivalents, beginning of year	231	333	74

CASH AND CASH EQUIVALENTS, END OF YEAR	$219	$231	$333

SUPPLEMENTAL DISCLOSURES OF NON-CASH TRANSACTIONS
Bonds disposed and acquired	$50	$44	$61
Additional paid in capital		49
Assets in-kind received as premiums	12

See Notes to Financial Statements - Statutory Basis

Pacific Life & Annuity Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S - S T A T U T O R Y   B A S I S

1.              NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life & Annuity Company (the Company) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life), a stock life insurance company domiciled in the State of Nebraska. Pacific Life is a wholly-owned subsidiary of Pacific LifeCorp, an intermediate stock holding company incorporated in the State of Delaware. Pacific LifeCorp is a wholly owned subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company incorporated in the State of Nebraska.

The Company markets and distributes life insurance and annuities in the United States. The Company is licensed to sell in all 50 states, including the State of New York.

BASIS OF PRESENTATION

The Company prepares its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions (AZ DIFI). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the AZ DIFI. Prescribed statutory accounting practices include state laws and regulations. Additionally, the Director of the AZ DIFI has the right to permit other specific practices, which deviate from prescribed practices, of which there were none.

NAIC SAP differs in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), which in some cases may be material. See Note 2.

The Company has evaluated events subsequent to December 31, 2024 through the date the financial statements - statutory basis were available to be issued and has concluded that no events have occurred that require adjustments to these financial statements - statutory basis.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements - statutory basis and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING CHANGES, CORRECTIONS OF ERRORS AND RECLASSIFICATIONS

In January 2024, the NAIC adopted Interpretation 23-04T, Scottish Re Life Reinsurance Liquidation Questions (INT 23-04T), which addresses accounting and reporting for reinsurance receivables from Scottish Re's estate including impairment analysis and admissibility of reinsurance recoverables. The Company had ceded and assumed reinsurance contracts in place with Scottish Re (U.S), Inc. As of December 31, 2023, all outstanding balances were immaterial and written off.

In September 2023, the NAIC issued Interpretation 23-03, Inflation Reduction Act - Corporate Alternative Minimum Tax (INT-23-03) which provides Corporate Alternative Minimum Tax (CAMT) reporting guidance effective for the year-end 2023 financial statements - statutory basis and periods thereafter. See Note 6.

Effective August 2023, the Company adopted revisions in Interpretation 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (INT 23-01) that provides amendments to SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve, and the annual statement instructions for the reporting of net negative (disallowed) Interest Maintenance Reserve (IMR) which provides optional, limited-time guidance allowing the admittance of net negative (disallowed) IMR up to 10% of adjusted capital and surplus. As detailed within the revisions, this change will be effective until December 31, 2025, and automatically nullified on January 1, 2026, but the effective date can be adjusted. The Company did not have negative IMR as of December 31, 2024 and 2023.

During 2020, the NAIC issued Interpretation 20-01 to provide statutory accounting and reporting guidance for the adoption of Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting issued by the Financial Accounting Standards Board. This Interpretation adopts, with minor modification, the U.S. GAAP adopted guidance, which provides optional expedients and exceptions for applying current accounting guidance to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met, through December 31, 2024. The adoption of this standard did not have a material impact on the Company's financial statements - statutory basis.

Certain reclassifications have been made to the 2023 and 2022 financial statements - statutory basis to conform to the 2024 financial statements - statutory basis presentation.

FUTURE ADOPTION OF ACCOUNTING PRINCIPLES

During 2023, the NAIC adopted new statutory accounting principal revisions related to the principles-based bond project. These changes are primarily captured in amendments to SSAP No. 26 – Bonds and SSAP No. 43 – Loan-Backed and Structured Securities, which refine guidance for the principles-based bond project and are effective January 1, 2025.

INVESTMENTS AND DERIVATIVE INSTRUMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method. Bonds, including loan-backed and structured securities (LBASS), with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual bonds that do not possess or no longer possess an effective call option shall be reported at fair value regardless of NAIC designation, otherwise reported at amortized cost.

LBASS are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For LBASS purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other LBASS, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

The Company has certain investments, including financial instruments, denominated in currencies other than the U.S. dollar. All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax. The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value, the reasons for the decline (credit event, currency or interest rate related including spread widening), the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis and the performance of the security’s underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired. Investments in common stock and bonds, except for LBASS, are written down to fair value. Investments in LBASS are written down to the present value of cash flows expected to be collected, discounted at the security's effective interest rate. Any investment that the Company intends to sell or would be required to sell prior to recovery at a realized loss is written down to fair value. The Company records OTTI in net realized capital gains (losses) less tax.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and impairment losses. Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued. The Company generally recognizes interest income on its impaired loans upon receipt.

Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

Contract loans are carried at unpaid principal balances.

The Company applies hedge accounting as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges on the inception date of the hedging relationship. At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception date and on an ongoing basis in accordance with its risk management policy.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements - statutory basis in a manner consistent with the hedged asset or liability (amortized cost or fair value). Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax and any change in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized foreign exchange capital gain (loss) consistent with the hedged items. When these derivative instruments are terminated, the gains and losses are reported as net realized capital gains (losses) less tax.

Carrying value is calculated based on the gross derivative asset or liability position. If the carrying value of the derivative is positive, the amount is recorded in derivatives. If the carrying value of the derivative is negative, the amount is recorded in other liabilities. The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets. The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the IMR. Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year. Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR and amortized to net investment income over the life of the bond.

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items. Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The periodic cash flows resulting from the termination of derivative contracts are reflected on a gross basis within the statements of cash flows - statutory basis. Cash received on termination, resulting in a realized gain, is reported in miscellaneous proceeds with cash paid upon termination, resulting in a realized loss, reported in miscellaneous applications.

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments. Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus. The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments. These capital gains and losses are amortized into net investment income over the remaining life of the investment sold. The IMR of $4 million and $5 million is included in other liabilities as of December 31, 2024 and 2023, respectively.

Net investment income consists of interest, dividend, accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives. Interest income for bonds is recognized on an accrual basis. Dividend income for common stock is recognized as earned on the ex-dividend date. Amortization and accretion are determined by the effective interest method based on estimated principal repayments. Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due and accrued is uncollectible. Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued over 90 days past due is nonadmitted. Gross and admitted amounts for interest income due and accrued were $77 million as of December 31, 2024. Gross and admitted amounts for interest income due and accrued were $76 million as of December 31, 2023. The cumulative amount of paid-in-kind interest included in the principal balance was $5 million and $4 million as of December 31, 2024 and 2023, respectively.

Net realized capital gains (losses) less tax are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners' Reserve Valuation Method (CRVM), or other modified reserve methods. Interest rate assumptions ranged from 2.0% to 4.5%. Reserves for individual variable annuities are held in accordance with VM-21. Reserves for individual fixed annuities are maintained using the Commissioners' Annuity Reserve Valuation Method, with appropriate statutory interest and mortality assumptions computed on the basis of interest rates ranging from 1.0% to 6.7%. Group annuity reserves are valued using the CRVM with statutory interest and mortality assumptions computed on the basis of interest rates ranging from 1.0% to 11.3%.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid. An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves. All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statements of operations - statutory basis when earned under the terms of the contract. Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability. Interest rates credited ranged from 1.0% to 6.5%.

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued, net consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves. These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger mortality risks, and provide additional capacity for growth. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers, or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded, included in other income, relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements. The amounts included in revenue adjustments on reinsurance ceded primarily represent ceded current and future policy benefits, net investment income, and net realized capital gains (losses) less tax related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

For the years ended December 31, 2024, 2023 and 2022, individual life and annuity premiums assumed were an immaterial amount, and premiums ceded were $4 million. As of December 31, 2024 and 2023, reserve credits recorded on ceded reinsurance were $6 million.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was $1 million as of December 31, 2024 and 2023.

REVENUES, BENEFITS AND EXPENSES

Life insurance and accident and health premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes and its operations are included in the consolidated Federal income tax return of PMHC, the Company's ultimate parent. The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

SEPARATE ACCOUNTS

Separate accounts primarily include variable life and annuity contracts. The Company's separate accounts without guarantees consist of the variable annuities and variable life businesses where the assets of these accounts are carried at fair value and represent legally segregated contract holder funds. A separate account liability is recorded at fair value at an amount equal to the separate account asset. The investment results of separate account assets typically pass through to the contract holders so that the Company generally bears no investment risk on these assets. Amounts charged to the separate account for mortality, surrender, and expense charges are included in separate account fees in other income.

Separate account assets are primarily invested in mutual funds and hedge funds.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas and actuarial models. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2024 and 2023, the Company exceeded the minimum risk-based capital requirements.

2.	COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting. U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the AZ DIFI, which is a comprehensive basis of accounting other than U.S. GAAP. NAIC SAP primarily differs from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

3.	INVESTMENTS

BONDS AND CASH EQUIVALENTS

The book/adjusted carrying value, fair value, and net unrealized gains (losses) of bonds and cash equivalents are shown below. Cash equivalents were $195 million and $199 million as of December 31, 2024 and 2023, respectively. See Note 4 for information on the Company's fair value measurements.

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Gains (Losses)

	(In Millions)
December 31, 2024:
U.S. Government	$6	$6
All other governments	56	52	$(4)
U.S. states, territories, and possessions	9	8	(1)
U.S. political subdivisions of states, territories, and possessions	49	50	1
U.S. special revenue and special assessment obligations	314	309	(5)
Industrial and miscellaneous	5,311	5,006	(305)
Bank loans	30	31	1
LBASS:
Residential mortgage-backed securities (RMBS)	223	221	(2)
Commercial mortgage-backed securities (CMBS)	215	211	(4)
Other	947	960	13
Total	$7,160	$6,854	$(306)

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Gains (Losses)

	(In Millions)
December 31, 2023:
U.S. Government	$9	$9
All other governments	37	36	$(1)
U.S. states, territories, and possessions	9	8	(1)
U.S. political subdivisions of states, territories, and possessions	56	58	2
U.S. special revenue and special assessment obligations	362	377	15
Industrial and miscellaneous	4,887	4,683	(204)
Bank loans	131	131
LBASS:
RMBS	112	108	(4)
CMBS	168	160	(8)
Other	826	830	4
Total	$6,597	$6,400	$(197)

The book/adjusted carrying value and fair value of bonds and cash equivalents as of December 31, 2024, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/Adjusted Carrying Value	Fair Value

	(In Millions)
Due in one year or less	$419	$419
Due after one year through five years	1,735	1,719
Due after five years through ten years	842	788
Due after ten years	2,779	2,536
	5,775	5,462
LBASS	1,385	1,392
Total	$7,160	$6,854

The following tables present the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI for less than twelve months and for twelve months or greater:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(In Millions)
December 31, 2024:
U.S. Government	$6				$6
All other governments	29	$1	$11	$3	40	$4
U.S. states, territories, and possessions			8	1	8	1
U.S. political subdivisions of states, territories, and possessions	5		15		20
U.S. special revenue and special assessment obligations	51	2	57	16	108	18
Industrial and miscellaneous	896	23	2,321	357	3,217	380
Bank loans	9	1			9	1
LBASS:
RMBS	11		27	5	38	5
CMBS	22		36	6	58	6
Other	147	2	54	3	201	5
Total	$1,176	$29	$2,529	$391	$3,705	$420

December 31, 2023:
U.S. Government			$6		$6
All other governments			22	$2	22	$2
U.S. states, territories, and possessions			8	1	8	1
U.S. political subdivisions of states, territories, and possessions			22		22
U.S. special revenue and special assessment obligations			57	13	57	13
Industrial and miscellaneous	$110	$2	2,635	314	2,745	316
Bank loans	48				48
LBASS:
RMBS			33	6	33	6
CMBS	64		34	8	98	8
Other	102		93	5	195	5
Total	$324	$2	$2,910	$349	$3,234	$351

The Company has evaluated investments with gross unrealized losses and determined that the unrealized losses are temporary. The Company does not have the intent to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover the amortized cost basis.

The table below summarizes the OTTI by investment type:

	Years Ended December 31,
	2024	2023	2022

	(In Millions)
Bonds:
Issuer obligations	$4	$1
LBASS			$2
Mortgage loans		1
Total	$4	$2	$2

Proceeds, gross gains, and gross losses recognized on sales of bonds were $12 million, $0.4 million, and zero, respectively, for the year ended December 31, 2024. Proceeds, gross gains, and gross losses recognized on sales of bonds were $6 million, zero, and $0.2 million, respectively, for the year ended December 31, 2023. Proceeds, gross gains, and gross losses recognized on sales of bonds were $4 million, zero, and $0.1 million for the year ended December 31, 2022.

Bonds with a book/adjusted carrying value of $6 million as of December 31, 2024 and 2023, were held as restricted assets on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2024:
Construction and land development	8.88%	8.88%
Commercial	7.49%	6.33%

Year Ended December 31, 2023:
Construction and land development	8.84%	7.81%
Commercial	8.22%	6.11%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 69% as of December 31, 2024 and 2023.

The age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement is as follows:

	Commercial	Mezzanine	Total

	(In Millions)
December 31, 2024:
Current	$556	$27	$583

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$46	$27	$73

	Commercial	Mezzanine	Total

	(In Millions)
December 31, 2023:
Current	$470	$27	$497

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$51	$27	$78

(1)   Excluded from the commercial amounts are mortgage loan participations where the sole participants are the Company and its parent company, Pacific Life. The total amounts were $510 million and $419 million as of December 31, 2024 and 2023, respectively.

The Company's investment in impaired commercial mortgage loans with no allowance for credit losses was zero and $14 million as of December 31, 2024 and 2023, respectively. Information on the Company's impaired commercial mortgage loans is as follows:

	Years Ended December 31,
	2024	2023	2022

	(In Millions)
Impairment loss recorded		$1
Average recorded investment		7
Interest income recognized		1

The Company's mortgage loans finance various types of properties primarily throughout the U.S. and Canada. The geographic distributions of the mortgage loans book/adjusted carrying value were as follows:

	December 31,		December 31,
	2024		2023

	($ In Millions)
Pacific	$224	38%	$168	34%
Atlantic	146	25%	137	28%
North Central	85	15%	78	16%
South Central	66	11%	47	9%
New England	33	6%	48	10%
Mountain	28	5%	17	3%
Canada	1	0%	2	0%
Total	$583	100%	$497	100%

As of December 31, 2024 and 2023, the carrying value of the largest single commercial loan was $33 million or 6% and $40 million or 8% of the mortgage loan carrying value, respectively. As of December 31, 2024 and 2023, the total carrying value of multiple commercial loans with a single sponsor, a related party to the Company, was $40 million or 7% and $40 million or 8% of the mortgage loan carrying value, respectively.

For commercial mortgage loans, the Company reviews performance and credit quality on an on-going basis, including loan payment delinquencies and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan's debt service coverage ratio (DCR) and loan-to-value (LTV) ratio. The DCR compares the collateral’s net operating income to its debt service payments. DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DCR indicates a greater excess of net operating income over the debt service. The LTV ratio compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV ratio indicates a greater excess of collateral value over the loan amount. The monitoring process focuses on higher risk loans, which includes those that are classified as restructured, delinquent, or in foreclosure, as well as loans with higher LTV ratios and lower DCRs. The DCRs and LTV ratios are updated routinely.

The loan review process results in each loan being placed into a No Credit Concern category or one of three levels: Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern, or Level 3 Significant Credit Concern. Loans in the No Credit Concern category are performing and no issues are noted. The collateral exhibits a strong DCR and LTV ratio and there are no near term maturity concerns. The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong. For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors. Financial covenants may have been triggered due to declines in performance. There may be disputes between the borrower and contractors. Credit profile and/or borrower sponsorship remain stable but require monitoring. Near term (6 months or less) maturity requires monitoring due to negative trends. No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength. This includes troubled debt restructurings (TDRs) performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors. Financial covenants may have been triggered due to declines in performance, and/or the borrower may have requested covenant relief. There may be disputes between the borrower and contractors. Loan credit profile, borrower sponsorship, and/or collateral value may have declined or given cause for concern. Near term maturity (12 months or less) coupled with negative market conditions, property performance and value, and/or borrower stability result in increased refinance risk. Likelihood for TDR, impairment, and loss is increased. This includes all loans performing as agreed during the first year of a TDR unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist. Borrower may have asked for modification of loan terms. Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure is the probable alternative. Impairment loss is possible depending on current fair market value of the collateral. This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 1 through Level 3 are placed on a watch list and monitored monthly, subject to the terms of the loan agreement. Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired. A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

As of December 31, 2024 and 2023, the Company had no loans classified as Level 2.

The following tables present mortgage loan credit levels by type:

	December 31, 2024
	No Credit Concern		Level 1		Level 3		Total
	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR

	($ In Millions)
Apartment	$149	1.16					$149	1.16
Golf course	1	0.69					1	0.69
Industrial	89	1.72					89	1.72
Lodging	35	6.56					35	6.56
Office	194	1.36					194	1.36
Parking	12	2.61					12	2.61
Retail	67	1.71					67	1.71
Construction (1)	36						36
Total	$583	1.76	$—	$—	$—	$—	$583	1.76

	December 31, 2023
	No Credit Concern		Level 1		Level 3		Total
	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR

	($ In Millions)
Apartment	$70	1.54					$70	1.54
Golf course			$2	0.73			2	0.73
Industrial	49	1.60					49	1.60
Lodging	36	6.27					36	6.27
Office	221	1.66			$14	1.28	235	1.64
Retail	65	1.77			40	0.65	105	1.35
Total	$441	2.02	$2	0.73	$54	0.82	$497	1.89

(1)   Performance and credit quality does not consider DCRs for construction loans. These loans are reviewed based on LTV ratio, loan payment performance, and the construction progress and related costs for the underlying collateral project.

DEBT RESTRUCTURING

As of December 31, 2024 and 2023, the Company had investments in restructured loans and bonds of zero and $14 million, respectively. The realized capital losses related to these loans and bonds were zero for the years ended December 31, 2024, 2023 and 2022.

The Company did not have any modifications classified as TDRs during the years ended December 31, 2024 and 2022. During the year ended December 31, 2023, the Company modified one mortgage loan with a carrying value of $14 million. The Company granted two term extensions on the loan during the year ended December 31, 2023. The first modification extended the maturity date by five months, and the second modification further extended the maturity date by two months. The modification qualified as a TDR and an impairment loss of $1 million was recorded. The loan matured in 2024.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in inactive markets, and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company's financial instruments that are carried at fair value or net asset value (NAV):

	December 31, 2024
	Level 1	Level 2	Level 3	NAV	Total

	(In Millions)
Assets:
Common stocks:
Industrial and miscellaneous			$6		$6
Derivatives:
Equity derivatives	$6		2		8
Separate account assets (1)	3,345			$19	3,364
Total	$3,351	$—	$8	$19	$3,378

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$22			$22
Total	$—	$22	$—	$—	$22

	December 31, 2023
	Level 1	Level 2	Level 3	NAV	Total

	(In Millions)
Assets:
Bonds:
Common stocks:
Industrial and miscellaneous			$5		$5
Derivatives:
Equity derivatives	$7		2		9
Separate account assets (1)	3,152			$16	3,168
Total	$3,159	$—	$7	$16	$3,182

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$18			$18
Total	$—	$18	$—	$—	$18

(1)   Consists of separate account assets that are primarily invested in mutual funds and hedge funds. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS AND COMMON STOCKS

The fair values of bonds and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company's management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management's analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers communicate on any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency swaps, interest rate swaps, equity options and equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels, and to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets held at fair value primarily consist of mutual funds and hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the NAV obtained from the fund managers. Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, long/short equity, loans, derivatives, privately held companies and private partnerships. The redemption frequency is quarterly. There are no remaining lockup periods or unfunded commitments of investments measured using the NAV practical expedient as of December 31, 2024.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

				Total Gains (Losses)
	January 1, 2024	Transfers Into Level 3(1)	Transfers Out of Level 3(1)	Included in Net Income	Included in Surplus	Purchases	Sales	Settlements	December 31, 2024

	(In Millions)
Bonds
Issuer obligations					$(2)			$2	$—
Common stocks	$5					$1			6
Derivatives, net	2			$1		2		(3)	2
Total	$7	$—	$—	$1	$(2)	$3	$—	$(1)	$8

						Total Gains (Losses)
	January 1, 2023	Transfers Into Level 3(1)		Transfers Out of Level 3(1)		Included in Net Income	Included in Surplus	Purchases	Sales	Settlements	December 31, 2023

	(In Millions)
Bonds
Issuer obligations	$5	$3	(2)	$(4	)(3)					$(4)	$—
LBASS	3			(3	)(2)						—
Common stocks	6						$(1)				5
Derivatives, net	1					$1		$2		(2)	2
Total	$15	$3		$(7)		$1	$(1)	$2	$—	$(6)	$7

(1) Transfers in and/or out are recognized at the end of each quarter.

(2) Transferred into/out of Level 3 due to reclassifications to Issuer Obligations.

(3) Transferred out of Level 3 due to changes in fair value.

The admitted values and fair values of the Company's financial instruments are presented in the following table:

	December 31, 2024
							Not
							Practicable
	Fair	Admitted					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)

	(In Millions)
Assets:
Bonds	$6,659	$6,965		$6,438	$221
Common stocks	6	6			6
Mortgage loans	559	583		559
Cash and cash equivalents	219	219	$219
Contract loans	20	20			20
Derivatives, net	(14)	(14)	6	(22)	2
Other invested assets (1)	17	20		17
Separate account assets	3,364	3,364	3,345			$19
Liabilities:
Liability for deposit-type contracts	1,162	1,157			1,162
Separate account liability for deposit type contracts	1	1			1

	December 31, 2023
							Not
							Practicable
	Fair	Admitted					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)

	(In Millions)
Assets:
Bonds	$6,201	$6,398		$5,887	$314
Common stocks	5	5			5
Mortgage loans	452	497			452
Cash and cash equivalents	231	231	$231
Contract loans	19	19			19
Derivatives, net	(9)	(9)	7	(18)	2
Other invested assets (1)	23	25		23
Separate account assets	3,168	3,168	3,152			$16
Liabilities:
Liability for deposit-type contracts	1,068	1,036			1,068
Separate account liability for deposit type contracts	2	2			2

(1) Excludes investments accounted for under the equity method.

The tables above exclude the following financial instruments: investment income due and accrued and derivatives collateral receivable and payable. The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit.

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2024 and 2023:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

CASH AND CASH EQUIVALENTS

Cash equivalents are money market mutual funds that have fair values that approximate their book/adjusted carrying values due to the short maturities of the underlying investments of the funds. The carrying value of cash approximates the fair value.

CONTRACT LOANS

Contract loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract's cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the contract loans is a reasonable approximation of fair value.

OTHER INVESTED ASSETS

Other invested assets consist of surplus note investments held from other insurance providers. The fair value of the surplus note investments are priced by an independent pricing service as described for bonds above.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to determine the estimated fair value of liability for deposit-type contracts are based on discounted cash flow methodologies using significant unobservable inputs.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates.

5.              DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk and equity risk, collectively “market risk,” and credit risk. Derivative instruments are also used to manage the duration mismatch of general account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.

The following table summarizes the notional amount, net carrying value, and net fair value of the Company's derivative instruments by derivative type. Cash collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount	Net Carrying Value	Net Fair Value

	(In Millions)
December 31, 2024:
Equity call options	$45	$2	$2
Equity futures	130	6	6
Foreign currency swaps	1
Interest rate swaps	205	(22)	(22)
Total	$381	$(14)	$(14)

December 31, 2023:
Equity call options	$44	$2	$2
Equity futures	137	7	7
Equity total return swaps	27
Foreign currency swaps	2
Interest rate swaps	251	(18)	(18)
Total	$461	$(9)	$(9)

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

COLLATERAL

For OTC and OTC-cleared derivatives, the Company pledges and receives cash and asset collateral. Cash collateral received from counterparties was $2 million as of December 31, 2024 and 2023. Cash collateral pledged to counterparties was $24 million and $32 million as of December 31, 2024 and 2023, respectively.

The Company is required to pledge initial margin for all futures contracts. The amount of required margin is determined by the exchange on which it is traded. Cash pledged for initial margin was $6 million and $7 million as of December 31, 2024 and 2023, respectively.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options. The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

The Company utilizes equity call options to hedge the credit paid to the policyholder on the underlying index for its life insurance products with indexed account options. These equity call options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums. These equity call options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital gains (losses) less tax.

For the years ended December 31, 2024, 2023 and 2022, $2 million of option premium expense was recorded in net investment income for the one-year equity call options hedging life indexed account insurance products. This amount was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company may utilize total return swaps and exchange-traded futures based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount. Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets to U.S. dollar fixed or floating rate assets. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments that are denominated in foreign currencies.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The average and ending fair value of derivatives not designated as hedging instruments during and as of the periods presented are as follows:

	December 31, 2024			December 31, 2023
	Asset	Liability	Average Asset (Liability)	Asset	Liability	Average Asset (Liability)

	(In Millions)
Equity futures	$6		$6	$7		$8
Interest rate swaps		$22	(20)		$19	(27)
Total	$6	$22	$(14)	$7	$19	$(19)

The following table summarizes the surplus and net realized capital gains (losses) impact from derivative instruments not designated as hedging instruments:

	Years Ended December 31,			Years Ended December 31,
	2024	2023	2022	2024	2023	2022

	Surplus			Net Realized Capital Gains (Losses)

	(In Millions)
Equity futures	$11	$(12)	$8	$(27)	$(18)	$17
Interest rate swaps	(4)	34	(55)	(11)	(34)
Total	$7	$22	$(47)	$(38)	$(52)	$17

For the years ended December 31, 2024, 2023 and 2022, net gains (losses) from periodic net settlements and amortization recorded in net investment income were ($7) million, ($10) million and $5 million, respectively.

For equity call options with deferred financing premiums which are paid at the end of the derivative contract, summarized in the table below are the undiscounted future settled premium commitments, equity call option fair value and equity call option fair value excluding impact of discounted future settled premiums:

	December 31,
	2024	2023

	(In Millions)
Undiscounted future premium commitments
Equity call option fair value		$1
Equity call option fair value excluding impact of discounted future settled premiums		1

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by derivative counterparties to OTC derivatives. The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received. These master netting agreements include collateral arrangements with derivative counterparties, which require positions be marked to market and margined on a daily basis by the daily settlement of variation margin. The Company has minimal counterparty exposure to credit-related losses in the event of nonperformance by these counterparties.

The OTC agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement, or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the net fair value of the underlying derivatives. As of December 31, 2024 and 2023, the Company’s financial strength ratings were above the specified level.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2024, 2023 and 2022. The Company does not expect any counterparties to fail to meet their obligations given their investment-grade ratings.

6.              INCOME TAXES

The components of net deferred tax assets (DTAs) and deferred tax liabilities (DTLs) are as follows:

	December 31, 2024			December 31, 2023
	Ordinary	Capital	Total	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$96	$5	$101	$76	$6	$82
Statutory valuation allowance adjustment
Adjusted gross DTAs	96	5	101	76	6	82
Nonadmitted DTAs	51	2	53	45	3	48
Net admitted DTAs	45	3	48	31	3	34
DTLs	9	3	12	8	3	11
Net admitted DTAs (DTLs)	$36	$—	$36	$23	$—	$23

	Change during 2024
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$20	$(1)	$19
Statutory valuation allowance adjustment
Adjusted gross DTAs	20	(1)	19
Nonadmitted DTAs	6	(1)	5
Net admitted DTAs	14	—	14
DTLs	1		1
Net admitted DTAs (DTLs)	$13	$—	$13

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2024			December 31, 2023
	Ordinary	Capital	Total	Ordinary	Capital	Total

	(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks
Adjusted gross DTAs expected to be realized after application of the threshold limitation	$36		$36	$23		$23
Adjusted gross DTAs expected to be realized following the balance sheet date	36		36	23		23
Adjusted gross DTAs allowed per limitation threshold			85			78
Adjusted gross DTAs offset by gross DTLs	9	$3	12	8	$3	11
DTAs admitted as the result of application of SSAP No. 101	$45	$3	$48	$31	$3	$34

	Change during 2024
	Ordinary	Capital	Total

	(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks
Adjusted gross DTAs expected to be realized after application of the threshold limitation	$13		$13
Adjusted gross DTAs expected to be realized following the balance sheet date	13		13
Adjusted gross DTAs allowed per limitation threshold			7
Adjusted gross DTAs offset by gross DTLs	1		1
DTAs admitted as the result of application of SSAP No. 101	$14	$—	$14

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows:

	December 31,
	2024	2023

	($ In Millions)
Ratio percentage	867%	722%
Amount of adjusted capital and surplus	$565	$521

As of December 31, 2024 and 2023, there was no impact on adjusted gross and net admitted DTAs due to tax planning strategies. The Company's tax planning strategies did not include the use of reinsurance.

Federal income taxes are as follows:

	Years Ended December 31,			Change	Change
	2024	2023	2022	2024-2023	2023-2022

	(In Millions)
Federal income tax expense	$32	$16	$2	$16	$14
Federal income taxes on net capital gains (losses)	(3)			(3)
Total	$29	$16	$2	$13	$14

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2024	2023	Change

	(In Millions)
DTAs:
Ordinary:
Policyholder reserves	$73	$55	$18
Deferred acquisition costs	20	18	2
Compensation and benefits accrual	1	1	—
Other	2	2	—
Total	96	76	20
Nonadmitted DTAs	51	45	6
Admitted ordinary DTAs	45	31	14

Capital:
Investments	5	6	(1)
Nonadmitted DTAs	2	3	(1)
Admitted capital DTAs	3	3	—

Admitted DTAs	48	34	14

DTLs:
Ordinary:
Investments	8	7	1
Other	1	1	—
Total	9	8	1

Capital:
Investments	3	3	—

DTLs	12	11	1

Net admitted DTAs	$36	$23	$13

The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2024	2023	Change

	(In Millions)
Total DTAs	$101	$82	$19
Total DTLs	12	11	1
Net DTA	$89	$71	18
Excluding tax effect of unrealized gains (losses)
Change in net operating deferred income tax			$18

Federal income tax expense is different from that which would be incurred by applying the statutory Federal income tax rate of 21% to income before income taxes. The significant items causing these differences are as follows:

	Years Ended December 31,
	2024	2023	2022

	(In Millions)
Provision computed at statutory rate	$13	$2	$(3)
Tax impact from derivative gains (losses) from surplus	1	5	(10)
Other	(3)	(3)	(3)
Total statutory income tax	$11	$4	$(16)

Federal income tax expense	$29	$17	$2
Change in net deferred income taxes	(18)	(13)	(18)
Total statutory income tax	$11	$4	$(16)

As of December 31, 2024 and 2023, the Company had no net operating loss carry-forwards or tax credit carry-forwards available for tax purposes. The Company had no investment tax credits. The Company had no benefits of operating loss carry-forwards. The Company had no Alternative Minimum Tax credit carry-forward. The Company had no adjustments of DTAs and DTLs for enacted changes in tax laws or a change in tax status. The Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs. The Company had no deposits under Section 6603 of the Internal Revenue Code.

The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months from December 31, 2024.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2022. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under protest. The Company does not expect the current Federal and California audits to result in any material assessments.

The Inflation Reduction Act enacted on August 16, 2022 is effective January 1, 2023 and imposes a 15% CAMT on corporations with three-year average adjusted financial statement income over $1.0 billion. The CAMT is payable to the extent the CAMT liability exceeds the regular corporate income tax liability; however, any CAMT paid would be available as a credit with indefinite carryover that could reduce future regular tax in excess of CAMT.

Following the guidance of Statutory Accounting Principles Working Group INT 23-03, the Company has determined that it is an applicable reporting entity starting in 2024. CAMT has not been recognized on the financial statements - statutory basis for the year ended December 31, 2024, since the Company's regular tax liability exceeds its CAMT liability.

7.	CAPITAL AND SURPLUS

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to its parent is subject to restrictions set forth in the State of Arizona insurance laws. These laws require (i) notification to the AZ DIFI for the declaration and payment of any dividend and (ii) approval by the AZ DIFI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on these restrictions and 2024 statutory results, the Company could pay up to $41 million in dividends during the year ending December 31, 2025 to Pacific Life without prior approval by the AZ DIFI. Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There are no other restrictions on unassigned surplus.

No dividends were paid during the years ended December 31, 2024, 2023, and 2022.

During the years ended December 31, 2024, 2023, and 2022, the Company received capital contributions in the form of bonds. from Pacific Life of zero, $49 million, and zero, respectively.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented by cumulative unrealized losses, net, as of December 31, 2024 and 2023 was $18 million and $25 million, respectively.

8.	RELATED PARTY TRANSACTIONS

Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement. Product contract services relating to the Company's variable universal life insurance, other life insurance, variable annuities and investment management services are under a separate services agreement. Effective March 2024, the Company provides certain administrative and special services to Pacific Life under an administrative service agreement. Amounts charged by Pacific Life to the Company for these services were $28 million, $34 million and $28 million for the years ended December 31, 2024, 2023 and 2022, respectively, and are primarily included in operating expenses. The Company reported $14 million and $5 million due to Pacific Life as of December 31, 2024 and 2023, respectively. It is the Company’s policy to settle these amounts no later than 90 days after the due date. Allocated operating expenses are not necessarily indicative of the total cost that would be incurred if the Company operated on a stand-alone basis.

During 2023 and 2024, participants previously covered by a group annuity contract at Pacific Life were transferred to the Company. As a result, the Company recognized $51 million and $8 million of premium revenue and an increase in reserves for the same amounts as of December 31, 2024 and 2023, respectively.

The Company generally carries its investments in joint ventures, partnerships and limited liability companies based on the underlying audited U.S GAAP equity of the investee, except as otherwise disclosed below. These investments include affiliated companies as well as those where the Company has minor ownership interests.

PLFA is the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners. PLFA is owned 99% by Pacific Life and 1% by the Company. Distributions to the Company from PLFA, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income, with a corresponding reduction to unassigned surplus, when dividends are declared to the extent they are not in excess of undistributed accumulated earnings. Distributions from PLFA to the Company included in net investment income December 31, 2024, 2023 and 2022 were $5 million. Any undistributed net revenue and expense, net of tax, is recorded to unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Pacific Select Distributors, LLC (PSD), a wholly-owned broker-dealer subsidiary of Pacific Life, primarily serves as the distributor of registered investment-related products and services, principally variable life and annuity contracts issued by the Company and Pacific Life. In connection with PSD’s distribution of these variable life and annuity contracts to the Company and Pacific Life, the Company incurred commission expense of $29 million, $27 million and $30 million during the years ended December 31, 2024, 2023 and 2022, respectively. A service plan was adopted by the Pacific Select Fund whereby Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $4 million included in commission expense, for the years ended December 31, 2024, 2023 and 2022, respectively. PSD also offers limited retail broker-dealer services that include selling variable annuities issued by the Company to customers advised by third party fiduciaries such as trust companies and registered investment advisers. With respect to these sales, PSD acts as the broker-dealer of record for the initial sale, but does not receive commissions.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company. Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with contract values of $2.0 billion as of December 31, 2024 and 2023, respectively. Related to these annuity contracts, the Company received $20 million, $56 million and $102 million of premium and annuity considerations and paid $128 million, $124 million and $124 million of current and future policy benefits for the years ended December 31, 2024, 2023 and 2022, respectively. In addition, included in the liability for deposit-type contracts are insurance contracts with the affiliated assignment company of $1.1 billion and $996 million as of December 31, 2024 and 2023, respectively.

The Company has an agreement with Pacific Life to borrow up to $100 million at variable interest rates. There was no amount outstanding under the facility as of December 31, 2024 and 2023. The Company also has an intercompany uncommitted revolving credit facility with affiliates to lend or borrow funds. Under the agreement, the Company can lend or borrow up to 3% of the Company's admitted assets to certain affiliates as of the preceding December 31. The aggregate total borrowing of all outstanding loans is limited to $1.0 billion including any outstanding loans under any other affiliate lending agreements. The Company had no amount outstanding under the facility as of December 31, 2024 and 2023.

9.              RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS

For policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2024 and 2023, the Company had $154 million and $204 million, respectively, of insurance in force for which gross premiums were less than the net premiums according to the valuation standard set by the AZ DIFI.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions. For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

The components for other reserve changes, which include the changes in separate account fair value, surrender or alternative comparison values, partial withdrawals, changes in deficiency reserves, changes in CRVM expense allowances, and impact of valuation system conversion, are as follows:

	December 31,
	2024	2023

	(In Millions)
Ordinary
Life Insurance		$(1)
Individual Annuities		(40)
Total	$—	$(41)

10.	ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities, group annuities and deposit-type contracts:

	December 31, 2024
Individual Annuities:	General Account	Separate Account Nonguaranteed	Total	% of Total

	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$75		$75	1%
At book value less current surrender charge of 5% or more (1)	2,147		2,147	24%
At fair value		$3,220	3,220	36%
Total with market value adjustment or at fair value	2,222	3,220	5,442	61%
At book value without adjustment	1,250		1,250	14%
Not subject to discretionary withdrawal	2,205		2,205	25%
Total	$5,677	$3,220	$8,897	100%

Amount included at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$416		$416

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

	December 31, 2024
Group Annuities:	General Account	Separate Account Nonguaranteed	Total	% of Total

	($ In Millions)
Not subject to discretionary withdrawal	$434	$—	$434	100%
Total	$434	$—	$434	100%

	December 31, 2024
Deposit-type Contracts:	General Account	Separate Account Nonguaranteed	Total	% of Total

	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$7		$7	1%
At fair value		$1	1
Total with market value adjustment or at fair value	7	1	8	1%
Not subject to discretionary withdrawal	1,150		1,150	99%
Total	$1,157	$1	$1,158	100%

	December 31, 2024
Total Individual and Group Annuities and Deposit-type Contracts:	General Account	Separate Account Nonguaranteed	Total	% of Total

	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$82		$82	1%
At book value less current surrender charge of 5% or more (1)	2,147		2,147	20%
At fair value		$3,221	3,221	31%
Total with market value adjustment or at fair value	2,229	3,221	5,450	52%
At book value without adjustment	1,250		1,250	12%
Not subject to discretionary withdrawal	3,789		3,789	36%
Total	$7,268	$3,221	$10,489	100%

	December 31, 2023
	General	Separate Account		% of
Total Individual and Group Annuities and Deposit-type Contracts:	Account	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$87		$87	1%
At book value less current surrender charge of 5% or more (1)	127		127	1%
At fair value		$3,028	3,028	31%
Total with market value adjustment or at fair value	214	3,028	3,242	33%
At book value without adjustment	2,826		2,826	29%
Not subject to discretionary withdrawal	3,619	1	3,620	38%
Total	$6,659	$3,029	$9,688	100%

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

The following information is obtained from the applicable exhibit in the Company's Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the AZ DIFI, and are provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2024	2023

	(In Millions)
Annual Statement:
Annuities	$6,111	$5,623
Deposit-type contracts	1,157	1,036
Subtotal	7,268	6,659

Separate Accounts Annual Statement:
Annuities	3,220	3,027
Other contract deposit funds	2	2
Subtotal	3,222	3,029

Combined total	$10,490	$9,688

11.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves:

	December 31, 2024
	General Account			Separate Account Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve

	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$1
Universal life with secondary guarantees	8	$7	$8
Indexed universal life with secondary guarantees	45	44	45
Other permanent cash value life insurance	6	7	6
Variable universal life	17	17	17	$79	$79	$79

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			5
Disability - disabled lives			5
Miscellaneous reserves			1
Total (direct + assumed)	77	75	87	79	79	79
Reinsurance ceded			5
Total (net)	$77	$75	$82	$79	$79	$79

	December 31, 2023
	General Account			Separate Account Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve

	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$1
Universal life with secondary guarantees	10	$10	$10
Indexed universal life with secondary guarantees	48	47	49
Other permanent cash value life insurance	7	7	7
Variable universal life	18	18	18	$74	$74	$74

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			5
Disability - disabled lives			5
Miscellaneous reserves			1
Total (direct + assumed)	84	82	95	74	74	74
Reinsurance ceded			6
Total (net)	$84	$82	$89	$74	$74	$74

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health in the Company's Annual Statement and related Separate Accounts Annual Statement:

	December 31,
	2024	2023

	(In Millions)
Annual Statement:
Life insurance section	$81	$88

Separate Accounts Annual Statement:
Life insurance section	79	74
Total	$160	$162

12.            PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are immaterial for the years ended December 31, 2024 and 2023.

13.            SEPARATE ACCOUNTS

The Company utilizes Separate Accounts to record and account for assets and liabilities related to variable annuities and variable universal life. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risk associated with market value changes are generally borne by the contract holders.

In accordance with the products recorded within the Separate Account, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

As of December 31, 2024 and 2023, the Company’s Separate Accounts Annual Statement included legally insulated assets of $3.4 billion and $3.2 billion, respectively. The assets legally insulated and not legally insulated from the General Account as of December 31, 2024 are attributed to the following products:

	Legally Insulated	Not Legally Insulated

	(In Millions)
Variable annuities	$3,285
Variable universal life	79
Total	$3,364

In accordance with the products recorded within the Separate Account, some separate account liabilities are guaranteed by the General Account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk taken, the Separate Account paid risk charges as follows for the years ended December 31, 2024, 2023, 2022, 2021, and 2020 of $21 million, $21 million, $20 million, $18 million, and $17 million, respectively.

For the years ended December 31, 2024, 2023, 2022, 2021, and 2020, the General Account of the Company had paid $0.3 million, $1 million, $0.9 million, zero, and $0.1 million, respectively, toward the Separate Account guarantees.

The Company has no Separate Accounts with guarantees. The Company's Separate Accounts without guarantees consist of the variable annuities and variable universal life businesses where the assets of these accounts are carried at fair value.

Information regarding the Separate Accounts of the Company is as follows:

	Years Ended December 31,
	2024	2023

	(In Millions)
Premiums, considerations or deposits	$243	$230

	December 31,
	2024	2023

	(In Millions)
Reserves for accounts with assets at fair value	$3,301	$3,102

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal at fair value	$3,300	$3,102
Not subject to discretionary withdrawal	1
Total	$3,301	$3,102

	Years Ended December 31,
	2024	2023	2022

	(In Millions)
Transfers as reported in the summary of operations - statutory basis of the
Separate Accounts Annual Statement:
Transfers to separate accounts	$243	$230	$282
Transfers from separate accounts	386	335	251
Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	$(143)	$(105)	$31

14.	BORROWED MONEY

The Company is a member of the Federal Home Loan Bank of San Francisco (FHLB). The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements and insurance laws and regulations. The Company's estimated maximum borrowing capacity (after taking into account required collateralization levels) was $4 million and $6 million as of December 31, 2024 and 2023, respectively. However, asset eligibility determination is subject to the FHLB's discretion and to the availability of qualifying assets at the Company. The Company had no collateral pledged to the FHLB. Interest is at variable or fixed rates. The Company had no borrowing from the FHLB as of December 31, 2024 and 2023.

The Company is required to purchase stock in FHLB of San Francisco each time it receives an advance. As of December 31, 2024, and 2023, the Company held $5 million and $4 million, respectively, of restricted membership Class B stock of FHLB of San Francisco, which is recorded in common stock. All of the membership stock is not eligible for redemption.

15.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

As of December 31, 2024, the Company has no outstanding commitments for investments in subsidiary, controlled or affiliated entities, joint ventures, partnerships or limited liability companies.

As of December 31, 2024, the Company had $20 million of outstanding contractual obligations to acquire private placement securities for the General Account. As of December 31, 2024, the Company had $101 million of outstanding mortgage loan commitments for the General Account which were primarily advances available for construction loans.

In connection with the operations of PLFA, the Company and Pacific Life are obligated to contribute additional capital funding as may be required according to their respective membership percentages. There were no capital contributions to PLFA for the years ended December 31, 2024, 2023 and 2022.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company's financial statements - statutory basis. The Company believes adequate provision has been made in its financial statements - statutory basis for all probable and reasonably estimable losses for litigation claims against the Company, if any.

Issues were identified in a market conduct exam that may be indicative of potential losses. The Company has accrued a loss contingency based on management’s best estimate and does not expect these issues to have a materially adverse effect on the Company’s financial statements - statutory basis.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the Internal Revenue Service (IRS) issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD). Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project. In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action. Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment of the Act on December 22, 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company's financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, the Company may record a contingent reserve for such matters. Management believes that Company liabilities related to such matters are not likely to have a material adverse effect on the Company's financial statements - statutory basis.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2024 and 2023, the estimated liability was zero. As of December 31, 2024 and 2023, the related premium tax receivable was $3 million and $2 million, respectively. These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

See Note 1 for discussion of other contingencies related to reinsurance.

See Note 5 for discussion of other contingencies related to derivative instruments.

See Note 6 for discussion of other contingencies related to income taxes.

Pacific Life & Annuity Company

S U P P L E M E N T A L   S C H E D U L E   O F   S E L E C T E D   F I N A N C I A L   D A T A

A S   O F   A N D   F O R   T H E   Y E A R   E N D E D   D E C E M B E R   3 1 ,   2 0 2 4

(In Millions)

Investment Income Earned
U.S. Government bonds
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	$350
Bonds of affiliates
Preferred stocks (unaffiliated)
Preferred stocks of affiliates
Common stocks (unaffiliated)
Common stocks of affiliates
Mortgage loans	32
Real estate
Contract loans	1
Cash, cash equivalents and short-term investments	18
Derivative instruments	(9)
Other invested assets	6
Aggregate write-ins for investment income	3
Gross Investment Income	$401

Real Estate Owned - Book Value less Encumbrances

Mortgage Loans - Book Value:
Farm mortgages
Residential mortgages
Commercial mortgages	$556
Mezzanine	27
Total Mortgage Loans	$583

Mortgage Loans By Standing - Book Value:
Good standing	$583
Good standing with restructured terms
Interest overdue more than 90 days, not in foreclosure
Foreclosure in process

Other Long-Term Assets - Statement Value	$21

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds
Preferred stocks
Common stocks

Bonds and Short-Term Investments by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$465
Over 1 year through 5 years	2,508
Over 5 years through 10 years	1,078
Over 10 years through 20 years	1,570
Over 20 years	1,344
Total by Maturity	$6,965

Bonds by NAIC Designation - Statement Value:
NAIC 1	$3,951
NAIC 2	2,987
NAIC 3	23
NAIC 4	2
NAIC 5	2
NAIC 6
Total by NAIC Designation	$6,965

Total Bonds Publicly Traded	$4,181
Total Bonds Privately Traded	$2,784
Preferred Stocks - Book/Adjusted Carrying Value
Common Stocks - Fair Value	$6
Short-term Investments - Book/Adjusted Carrying Value
Options, Caps & Floors Owned - Statement Value	$2
Options, Caps & Floors Written and In Force - Statement Value
Collar, Swap & Forward Agreements Open - Statement Value	$(22)
Futures Contracts Open - Current Value	$6
Cash Equivalents	$195
Cash on Deposit	$24

Life Insurance In Force, Net of Reinsurance:
Industrial
Ordinary	$2,364
Credit Life
Group Life	$158

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$1

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$5
Credit Life
Group Life	$157

Supplementary Contracts In Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Ordinary - Involving Life Contingencies
Income Payable
Group - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Group - Involving Life Contingencies
Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$147
Deferred - Fully Paid Account Balance	$3,400
Deferred - Not Fully Paid - Account Balance

Group
Amount of Income Payable	$38
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Other
Group	$2
Credit

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$1,157
Dividend Accumulations - Account Balance

Claim Payments 2024:
Group Accident and Health - Year Ended December 31, 2024
2024	$1
2023
2022
2021
2020
Prior

Other Accident and Health
2024
2023
2022
2021
2020
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves:
2024
2023
2022
2021
2020
Prior

Pacific Life & Annuity Company

S U P P L E M E N T A L   S U M M A R Y   I N V E S T M E N T   S C H E D U L E

D E C E M B E R   3 1 ,   2 0 2 4

($ In Millions)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Long-term bonds:
U.S. Governments	$6	0.080%	$6	0.080%
All other governments	56	0.715%	56	0.715%
U.S. states, territories, and possessions, etc., guaranteed	9	0.114%	9	0.114%
U.S. political subdivisions of states, territories, and possessions, guaranteed	49	0.622%	49	0.622%
U.S. special revenue and special assessment obligations, etc., non-guaranteed	493	6.266%	490	6.228%
Industrial and miscellaneous	6,322	80.432%	6,325	80.470%
Unaffiliated bank loans	30	0.382%	30	0.382%
Total long-term bonds	6,965	88.611%	6,965	88.611%

Common stocks:
Industrial and miscellaneous other (unaffiliated)	6	0.078%	6	0.078%
Total common stocks	6	0.078%	6	0.078%

Mortgage loans:
Commercial mortgages	556	7.075%	556	7.075%
Mezzanine real estate loans	27	0.340%	27	0.340%
Total mortgage loans	583	7.415%	583	7.415%

Cash and cash equivalents:
Cash	24	0.311%	24	0.311%
Cash equivalents	195	2.476%	195	2.476%
Total cash and cash equivalents	219	2.787%	219	2.787%

Contract loans	20	0.253%	20	0.253%
Derivatives	9	0.108%	9	0.108%
Receivables for securities **	4	0.053%	4	0.053%
Other invested assets	54	0.695%	54	0.695%
Total invested assets	$7,860	100.000%	$7,860	100.000%

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

**Included in Other invested assets in the Annual Statement.

Pacific Life & Annuity Company

S U P P L E M E N T A L   S C H E D U L E   O F   I N V E S T M E N T   R I S K   I N T E R R O G A T O R I E S

D E C E M B E R   3 1 ,   2 0 2 4

The Company's total admitted assets, excluding separate accounts, as reported in the Statements of Admitted Assets, Liabilities and Capital and Surplus (Total Admitted Assets) were $8.0 billion as of December 31, 2024.

1.	The 10 largest exposures to a single issuer/borrower/investment are as follows:

	(In Millions)	Percentage of Total Admitted Assets
RTX Corporation (Bond)	$65	0.8%
IBM Corporation (Bond)	65	0.8%
Amgen Inc (Bond)	57	0.7%
Comcast Corporation (Bond)	47	0.6%
Bank of America Corporation (Bond)	45	0.6%
AT&T Corporation (Bond)	41	0.5%
BSCH II Issuer LP (Bond)	40	0.5%
Commercial loan (Mortgage Loan)	40	0.5%
The AES Corporation (Bond)	37	0.5%
Truist Financial Corporation (Bond)	35	0.4%

2.	The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation are as follows:

	(In Millions)	Percentage of Total Admitted Assets		(In Millions)	Percentage of Total Admitted Assets
Bonds:			Preferred Stock:
NAIC 1	$3,951	49.5%	NAIC 1
NAIC 2	2,987	37.4%	NAIC 2
NAIC 3	23	0.3%	NAIC 3
NAIC 4	2	0.0%	NAIC 4
NAIC 5	2	0.0%	NAIC 5
NAIC 6			NAIC 6

3.	Assets held in foreign investments totaled $1.2 billion, which represents 15.0% of Total Admitted Assets.

a.	The aggregate foreign investment exposure, categorized by NAIC sovereign designation is as follows:

	(In Millions)	Percentage of Total Admitted Assets
Countries designated NAIC 1	$1,038	13.0%
Countries designated NAIC 2	134	1.7%
Countries designated NAIC 3 or below	28	0.4%

b.	The largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Countries designated NAIC 1
Country: United Kingdom	$293	3.7%
Country: Cayman Islands	262	3.3%
Countries designated NAIC 2
Country: Mexico	60	0.7%
Country: Italy	26	0.3%
Countries designated NAIC 3 or below
Country: Brazil	13	0.2%
Country: Barbados	8	0.1%

c.	The 10 largest non-sovereign (i.e., non-governmental) foreign issues are as follows:

NAIC Designation	Issuer	(In Millions)	Percentage of Total Admitted Assets
1.E FE/1.G FE	Lloyds TSB Bank Group PLC	$35	0.4%
1.E FE/1.G FE	Danske Bank A/S	35	0.4%
1.F FE	Banco Santander	30	0.4%
1.E FE	BP Capital Markets PLC	25	0.3%
2.C FE	Avolon Holdings Limited	25	0.3%
2.A FE	ABN AMRO Bank NV	22	0.3%
2.A FE	Deutsche Telekom AG	21	0.3%
1.E PL	Bridgepoint US	21	0.3%
1.C FE	Platinum Securities Ky	21	0.3%
1.G FE	Standard Chartered PLC	20	0.3%

4.	The amount and percentage of Total Admitted Assets held in Canadian investments totaled $213 million, which represent 2.7% of Total Admitted Assets.

5.	The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets.

6.	Assets held in equity interest are less than 2.5% of Total Admitted Assets.

7.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets.

a.	The 10 largest fund managers are as follows:

	Total
Fund Manager	Invested	Diversified

	(In Millions)
Walkers Fiduciary Limited	$1	$1

8.	Assets held in general partnership interests are less than 2.5% of Total Admitted Assets.

9.	The amounts and percentages of Total Admitted Assets held in mortgage loans are as follows:

a.	The 10 largest aggregate mortgage interests sharing the same property or group of properties are as follows:

Type (Residential, Commercial, Agricultural)	(In Millions)	Percentage of Total Admitted Assets
Commercial loan	$33	0.4%
Commercial loan	30	0.4%
Commercial loan	30	0.4%
Commercial loan	27	0.3%
Commercial loan	25	0.3%
Commercial loan	25	0.3%
Commercial loan	25	0.3%
Commercial loan	21	0.3%
Commercial loan	20	0.3%
Commercial loan	20	0.3%

10.	The amounts and percentages of Total Admitted Assets held in the following categories of mortgage loans are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Construction loans	$36	0.5%

11.	The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2024 are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Commercial:
Below 70%	$583	7.3%

12.	Assets held in real estate are less than 2.5% of Total Admitted Assets.

13.	Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets.

14.	The Company has no securities lending agreements, repurchase agreements, or reverse repurchase agreements.

15.	The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Owned:
Hedging	$2	0.0%

16.	The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2024	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter

	($ In Millions)
Hedging	$4	0.0%	$4	$4	$4

17.	The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2024	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter

	($ In Millions)
Hedging	$6	0.1%	$5	$5	$7

Pacific Life & Annuity Company

S U P P L E M E N T A L   S C H E D U L E   O F   R E I N S U R A N C E   D I S C L O S U R E S

D E C E M B E R   3 1 ,   2 0 2 4

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer's assumption of significant risks identified in Appendix A-791.

2.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption of risk.

3.	The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.	Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.	The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61.

5.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2024 and are accounted for the contract as reinsurance under SAP and as a deposit under GAAP.

6.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2024 and accounted for the contract as reinsurance under GAAP and as a deposit under SAP.